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                                                                   Exhibit 10.20
                                  OFFICE LEASE


         This Lease Agreement is entered into by Reliance Insurance Company, hereafter called "Lessor"; and Meritech Mortgage Services, Inc., hereafter called "Lessee."

                                   ARTICLE I
                                   DEFINITIONS

         Section 1.1 LEASED PREMISES. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor approximately 19,780 square feet of rentable area on the Fourth (4th) Floor(s) designated as Suite 400 in the building known as One Ridgmar Centre (hereinafter called the "Office Building") located at 6500 W. Freeway, Forth Worth, Tarrant County, Texas. The area hereby leased in the Office Building is hereinafter called "Leased Premises" and is shown outlined and hatched on the floor plan drawing designated Exhibit "A" which is attached hereto and made a part hereof and signed or initialed by the parties for identification. Lessor shall have the right at any time and from time to time to change the Office Building name.

         Section 1.2 RENTABLE AREA. On each floor of the Office Building on which space is or will be leased to more than one tenant, the Rentable Area attributable to each such lease shall be the total of (i) the entire area included within the Leased Premises covered by such lease, being the area bounded by the interior of the exterior wall or walls of the Office Building bounding such Leased Premises, the exterior of all walls separating such Leased Premises from any public corridors or other public areas on such floor and the centerline of all walls separating such Leased Premises from other areas leased or to be leased to other tenants on such floor, and (ii) a pro rata portion of the area covered by the elevator lobbies, corridors, restrooms, mechanical rooms, electrical rooms and telephone closets situated on each floor. The Rentable Area for the entire Office Building shall be deemed to be 19,780 square feet for the purposes of this Lease. The Rentable Area contained within the Leased Premises shall be deemed to be the number of square feet set forth above.

         Section 1.3 LEASE TERM. The phrase "Lease Term" shall mean the primary term hereafter stated plus any renewal and extension periods which validly go into effect at the end of such primary term.

         Section 1.4 LEASE. The term "Lease" shall mean this Lease Agreement and all amendments thereto hereafter entered into.

                                   ARTICLE II
                                 GRANT OF LEASE

         Section 2.1 GRANT TO LESSEE. In consideration of the mutual covenants contained in this Lease, Lessor hereby leases to Lessee the Leased Premises. In the event that this Lease is being entered into prior to the completion of construction of the Office Building, Lessor and Lessee each acknowledge and agree that each such party is executing this Lease for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge and Lessor and Lessee further agree that notwithstanding the fact that the Lease term may commence at a date subsequent to the execution of this Lease, such parties


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intend that each shall have vested rights immediately upon the execution of this
Lease and that this Lease shall be fully binding and in full force and effect from and after execution hereof.

         Section 2.2 TITLE AND CONDITION. The Leased Premises are leased subject to the existing state of the title thereof as of the date of this Lease; to all zoning regulations, restrictions, rules and ordinances, and all building restrictions and other laws and regulations now in effect or hereafter adopted by any governmental authority having or acquiring jurisdiction; and, as regards the improvements, to their present state and condition and without representation or warranty of any kind by Lessor.

         Section 2.3 COVENANT OF QUIET ENJOYMENT. So long as Lessee complies fully with all the provisions of this Lease, Lessor covenants that Lessor shall not interface with the peaceful and quiet occupation and enjoyment of the Leased Premises by Lessee and any claiming by or through Lessor. If Lessor fails to comply with this covenant, Lessee may seek appropriate injunctive relief but Lessee may under no circumstances terminate this Lease or abate or offset against any rent or other payments owing to Lessor under this Lease. In the event Lessor assigns or mortgages Lessor's interest in the Leased Premises, it is understood and agreed that Lessor may under no circumstances be held liable for any breach of this covenant of quiet enjoyment occasioned by acts or omissions of any assignee or successor to the interest of Lessor.

         Section 2.4 SERVICES FURNISHED BY LESSOR. During the Lease term, Lessor shall furnish to Lessee the following services.

                  (A) Air conditioning and heating in season, Monday through Friday between 8:00 a.m. and 7:00 p.m. and Saturday between 9:00 a.m. and 1:00 p.m., at such temperature in such amounts as are considered by Lessor to be sufficient for comfortable working conditions. Such air conditioning and heating service during days and hours other than those set forth above shall be provided, when available, to Lessee by Lessor when requested by Lessee, who shall bear the standard changes of Lessor therefore, which shall never be less than the cost thereof.

                  (B) Fluorescent lighting, including replacement of lamps, ballasts and starters and electric current at wall and floor outlets.

                  (C) Reasonable service including normal trash pickup, dusting, vacuum cleaning or sweeping, floor and glass cleaning.

                                  ARTICLE III
                                      TERM

         Section 3.1 PRIMARY TERM. Subject to Lessee's compliance with all of the provisions of this Lease, Lessor agrees to lease the Leased Premises to Lessee for a primary term of Ten (10) years beginning on November 1, 1996, and ending on October 31, 2006. In the event that this Lease is being executed prior to completion of the construction of the Office Building, the primary term shall commence at such time as set forth in Section 3.2, Possession of Premises.

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         Section 3.2 POSSESSION OF PREMISES.

                  (a) In the event the Leased Premises have been constructed and completed at the time this Lease is executed, Lessee shall accept and occupy the same in "as is" condition, except as otherwise provided in an addendum, if any, attached hereto and signed by Lessor and Lessee. If the Leased Premises have not been completed at the time this Lease is executed, the construction and completion of same shall be performed in accordance with the terms and provisions of Exhibit C which is or will be signed by Lessor or Lessee.

                  (b) Lessee shall occupy the Leased Premises on the date of the beginning of the term. If construction of the Leased Premises is completed prior to the date of commencement of the term Lessee, at its option may occupy the Leased Premises prior to said commencement date and pay the base rental herein specified including prorated rent for any fractional month of occupancy.

                  (c) If construction of the Leased Premises is not completed by the commencement date of the term due to delays caused by Lessor or its contractor, the obligations of Lessor and Lessee under this Lease shall nevertheless continue in full force and effect, but base rental payments shall not commence until the Leased Premises are ready for occupancy; and such abatement of rent shall be in full satisfaction of all claims Lessee might otherwise have by reason of such delay except as set forth below. If, however, Lessee requires special work or finishing to the Leased Premises in addition to the standars set forth in Exhibit C and the delay in completing the Leased Premises is due to such extra or special work not having been done through no fault of Lessor, the base rental shall commence as of the date that Lessor's architect certifies that the Leased Premises could have been completed absent the delay caused by Lessee's special or additional work.

                  (d) Such early or late occupancy of the Leased Premises by Lessee, as provided in subparagraph (b) and (c) above, shall operate to change the scheduled ending date of the lease term specified above by an equal period of time. If a change in the scheduled ending date occurs, both Lessee and Lessor will execute a document stating the amended ending date in writing. The term of this Lease Agreement, as stated above, shall not be affected by such early or late occupancy of the Leased Premises by Lessee.

                                   ARTICLE IV
                               PAYMENT OBLIGATIONS

         Section 4.1 BASIC RENT. Lessee agrees to pay monthly as a minimum guaranteed monthly rent during the term of this Lease the sum of *See Section 4.1(a) attached, which amount shall be payable to Lessor at the address shown in
Section 9.1(B)(b) on the first day of the month. One monthly installment of rent shall be due and payable on the date of execution of this Lease by Lessee for the first month's rent and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the "commencement date" or "completion date" during the demised term; provided, that if the "commencement date" or the "completion date" should be a date other than the first day of a calendar month, the monthly



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rental set forth above shall be prorated to the end of that calendar month, and all succeeding installments of rent shall be payable on or before the first day of each succeeding calendar month during the demised term.

         Section 4.2 ADDITIONAL RENT. Other provisions of this Lease require Lessee, under certain circumstances, to pay additional sums of money to Lessor or others. For all purposes of this Lease, such sums of money shall be deemed to be Additional Rent owing by Lessee to Lessor, and in the event of Lessee's failure to pay such sums when due, Lessor may exercise all rights, powers, and remedies provided herein or by law or equity or otherwise in the case of Lessee's failure to pay the Basic Rent.

         Section 4.3 UTILITIES. Notwithstanding anything in this Lease to the contrary, Lessee covenants and agrees to pay to Lessor as Additional Rent hereunder, on the first day of each calendar month, for each and every month in the Term, an amount equal to Lessee's pro rata share of all Utility Costs (as hereinafter defined), charged by any private or municipal corporation furnishing utilities to the Building ("Utility Companies") for the preceding month. Lessee's pro rata share of such Utility Costs shall be a fraction of the total of such Utility Costs, the numerator of which shall be the Rentable Area of the Leased Premises, and the denominator of which shall be the total Rentable Area of the Building (as stated herein). As used herein, the term "Utilities" shall mean all electricity, gas and water furnished to or for the benefit of the Building by Lessor (other than utilities for which a specific requesting Lessee is otherwise obligated to pay Lessor). "Utility Costs" shall mean all amounts of whatsoever nature charged Lessor by Utility Companies for Utilities furnished to or for the benefit of the Building or its Lessees. Such required payments by Lessee of its share of Utility Costs shall be deemed rental hereunder for all purposes. A tenant-activated control system will be provided by Lessor for use by the Lessee to allow for heating and air conditioning by Lessee of its Leased Premises during non-business hours. Non-business hours are all hours other than those set forth in Section 2.4(A). Lessee shall pay as additional monthly rental the actual cost associated with its after-hours air conditioning and heating. The cost of the utility usage associated with air conditioning and heating during non-business hours shall be $35.00 per hour per half floor and subject to adjustments based upon the actual utility cost as determined by TU Electric or another independent source.

         Section 4.4 RENT ESCALATION.

                  (A) DEFINITIONS APPLICABLE TO THIS SECTION.

                    (1) In the event the operating expenses (as defined below) of Lessor upon the building and/or project of which the Leased Premises are a part shall, in any calendar year during the term of this Lease, exceed the sum of $__*_______ per net rentable square foot, Lessee agrees to pay as Additional Rent Lessee's pro rata share of the excess operating expenses.

                    (2) The term "Operating Expenses," as such term is defined below, shall be computed on an annualized basis, for the operation of the Office Building during



------------------
* An amount equal to the 1996 actual operating expense level.

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         the Base Year. All operating expenses shall be determined in accordance with generally accepted accounting principles which shall be consistently applied. The Operating Expenses shall include all costs, expenses, and disbursements of every kind and nature (except the costs of the replacement of capital investment items) in connection with the ownership and operation of the Office Building including but not limited to, the following:

                  (a) Wages and salaries of all on-site employees engaged in the maintenance of the Office Building; employer's social security taxes, unemployment taxes or insurance, and any other taxes or insurance, and any other taxes or insurance which may be levied on such wages and salaries; the cost of disability and hospitalization insurance and pension or retirement benefits for such employees;

                  (b) All supplies and materials used in operation and maintenance of the Office Building and Equipment;

                  (c) Cost of trash removal for the Office Building;

                  (d) Cost of all janitorial services, maintenance and service agreements on equipment, including alarm service, window cleaning and elevator maintenance, landscape and parking lot maintenance.

                  (e) Cost of casualty and liability insurance applicable to the Office Building and Lessor's personal property used in connection therewith;

                  (f) All real property taxes and installments of special assessments, including special assessments due to deed restrictions and/or owners' associations, which accrue against the building and/or project of which the Leased Premises are a part excluding, however, federal and state taxes on income;

                  (g) Costs of repairs and general maintenance, excluding alterations attributable to Lessor's gross negligence or willful acts, or to tenants of the Office Building other than Lessee; and

                  (h) Reasonable management fees and expenses including on-site management support facilities and staffing.

                  (B) PAYMENT OF RENTAL ESCALATION.

                    (1) At the end of each year during the Lease Term, Lessor shall, within ninety (90) days after the end of any such year (or calendar year as the case may be) for which rental escalation is due, give written notice thereof to Lessee which notice shall also contain or be accompanied by a computation of such rental escalation (which rental escalation shall be Additional Rent for all purposes hereof).

                    (2) Lessee shall pay such rental escalation to Lessor within thirty (30) days after receipt of the written notice described in the preceding paragraph.



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                    (3) In addition, Lessee shall pay, as Additional Rent, the estimated rental escalation for the current year of the Lease Term. The amount of estimated rental escalation shall be determined by Lessor based on the increase of Operating Expenses for prior years. Lessor shall notify Lessee of the amount of such estimated escalation at the beginning of each year during the Lease Term and Lessee shall pay one-twelfth of the amount of such estimate each month simultaneously with Lessee's payment of Basic Rent.

                    (4) Within ninety (90) days after the end of each year during the Lease Term, Lessor shall render an accounting to Lessee with regard to the estimated rental escalation referred to in paragraph (3) above. If additional monies are due by Lessee to Lessor, such monies shall be due and payable within thirty (30) days following Lessee's receipt of such accounting. If monies are due by Lessor to Lessee such monies shall be paid within such thirty (30) day period.

                    (5) Lessee, at its expense, shall have the right at all reasonable times to audit the Lessor's books and records relating to this Lease for the Base Year and any year or years for which Additional Rent is due, provided Lessee is not in Default or owing Lessor any monies, a refund for overpayment will be allowed.

                    (6) Any failure of Lessor to comply strictly with the time periods described in this Section shall not constitute a waiver of Lessor's right to collect the rental escalation and estimated rental escalation or be a defense to Lessor's collection of same.

         Section 4.5 LATE CHARGES. Lessee agrees that if the rent (either as Basic Rent or Additional Rent) is not paid to Landlord on or before the tenth day of each month as provided hereinabove, or that a check is returned to the Lessor by the bank for any reason whatsoever, Lessee shall promptly pay the Lessor the sum of the greater of either one percent (1%) of the monthly rental or fifty dollars ($50.00) as special damages. In the event that either Lessee's Basic Rent or Additional Rent from a previous month remains unpaid on the tenth
(10th) day of a subsequent month from which the Basic Rent or Additional Rent was originally due, Lessee shall pay the greater of either one percent (1%) of the combined past due balance of the Basic Rent and Additional Rent or Fifty Dollars ($50.00) as special damages. Lessor, at its option, may subtract any such amount so unpaid from any security deposit held by Lessor pursuant to the terms of Article IV, Section 4.6 herein. In any such event, Lessee does not pay this special damage and Lessor elects to apply a portion of the security deposit for said special damage for Lessee, then Lessee shall, upon the written demand of Lessor, forthwith remit to Lessor a sufficient amount of cash to restore said security deposit to the original sum deposited. Lessee's failure to do so within fifteen (15) days after receipt of such notice constitutes a default under this Lease.

         Section 4.6 PAYMENT OF RENT. All sums payable by Lessee to Lessor as rent (either as Basic Rent or as Additional Rent) shall be made by check or draft payable to the order of Lessor. Lessor may change the party to the order of whom any such checks or drafts are to be made payable, or the address to which such checks or drafts are to be mailed, by giving written notice to such effect to Lessee at least thirty days prior to the effective date of such change. If any



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check or draft delivered to Lessor is not honored or paid when presented for payment (for any reason other than negligence or fault of Lessor or other proper payee), Lessor may thereafter require all such future payments of Lessee to be made by cash, cashier's check, or United States postal money order.

         Section 4.7 SECURITY DEPOSIT. On the date of execution of this Lease by Lessee, there shall be due and payable by Lessee a security deposit in an amount equal to the sum of Eighteen Thousand One Hundred Thirty Two Dollars ($18,132) to be held for the performance by Lessee of Lessee's covenants and obligations under this Lease, it being expressly understood that the deposit shall not be considered an advance payment of rental or a measure of Lessor's damage in case of default by Lessee. Upon the occurrence of any event of default by Lessee or breach by Lessee of Lessee's covenants under this Lease, Lessor may, from time to time, without prejudice to any other remedy, use the security deposit to the extent necessary to make good any arrears of rent and/or any damage, injury, expense or liability cause to Lessor by the event of default or breach of covenant, any remaining balance of the security deposit to be returned by Lessor or Lessee upon termination of this Lease. In any such event, if Lessor uses the Security Deposit or any portion thereof as provided herein, then Lessee shall, upon written demand of Lessor, forthwith remit to Lessor a sufficient amount of cash to restore said Security Deposit to the original sum deposited. Lessee's failure to do so within ten (10) days after receipt of such notice shall constitute a default, by Lessee, under this Lease.

         Section 4.8 TAXES. Parties other than Lessee shall pay as they become due all taxes, charges, levies, any assessments at any time levied or assessed against the Leased Premises by any governmental taxing authority. During the Lease Term, Lessee shall pay as they become due all taxes, charges, levies, and assessments levied or assessed by any governmental authority against any leasehold interest or personal property of Lessee placed in, on, or about the Leased Premises by Lessee, and Lessee shall further pay as they become due all taxes, charges, assessments, and levies (including without limitation franchise, sales, excise, and use taxes) in any way stemming from or connected with Lessee's business operations upon the Leased Premises (which taxes shall be Additional Rent for all purposes hereof). Lessee will not be liable for any charge or penalty for late payment provided Lessee timely pays Lessor its rent payments.

         Section 4.9 INSURANCE; INDEMNIFICATION.

                  (A) LIABILITY INSURANCE. During the Lease Term, Lessee shall, at Lessee's sole expense, carry and maintain public liability insurance covering the Leased Premises and the business operations conducted upon the Leased Premises (including business operations conducted by Lessee's licenses, concessionaires, and permitted sublessees) providing coverage in the minimum amount of $3,000,000.00 against liability for injury to or the death of any one person, $3,000,000.00 against liability arising out of any one accident or occurrence, and property damage insurance in the minimum amount of $3,000,000.00. Such insurance shall be written with insurance companies authorized to do business in the State of Texas and reasonably acceptable to Lessor, shall include both Lessor and Lessee as assureds; and shall contain a clause that the insurer will not cancel or change such insurance without first giving Lessor a minimum of thirty days' prior written notice. Lessee shall furnish Lessor with copies of the policies or certificates evidencing that such insurance is in full force and effect and stating the terms thereof.


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                  (B) CASUALTY INSURANCE. Lessor shall provide fire and extended coverage insurance policies (in such amounts as are customary under the circumstances) covering the improvements owned by Lessor and constituting part of the Leased Premises. Lessee shall provide fire and extended coverage insurance policies (in such amounts as are customary under the circumstances) covering all of the Lessee's property which is located in, on, or about the Leased Premises.

                  (C) INCREASED INSURANCE PREMIUMS. Lessee shall not use or offer products for sale at or from the Leased Premises or engage in activities which may be prohibited by the then approved Texas Standard Form of Fire Insurance Policy.

                  (D) WAIVER OF SUBROGATION AGAINST LESSEE. In the event of any loss or damage to the Leased Premises by fire or any other perils insured customarily under extended coverage portions of fire insurance policies, regardless of the cause thereof and whether or not such is caused by the carelessness or negligence of Lessee or Lessee's servants, employees, agents, visitors, or licensees, neither Lessor nor Lessee's insurance carrier may subrogate over against Lessee or Lessee's servants, employees, agents, visitors, or licensees for any such damage or loss so sustained. However, in the event that as a result of the foregoing it becomes impossible for Lessor, after endeavoring to do so with due diligence, to procure fire insurance with extended coverage provisions customarily included in fire insurance policies with provisions for waiver of subrogation against Lessee, then the foregoing provision for waiver of subrogation shall be inoperative except as follows. In the event that such policies are procurable but Lessor will be required to pay an additional premium by reason of such waiver of subrogation, then Lessee agrees to pay such excess premium cost as Additional Rent hereunder. In the event Lessor is unable to procure insurance with a waiver of subrogation, Lessee is hereby given the right to attempt to procure such insurance for the Lessor, but Lessee shall pay any additional cost to Lessor for the same, and such insurance shall be written with companies acceptable to Lessor.

                  (E) WAIVER OF SUBROGATION AGAINST LESSOR. In the event of any loss or damage to the furniture, fixtures, equipment, goods, wares, merchandise, leasehold improvements, or other property of Lessee by fire or any other perils customarily insured under extended coverage portions of fire insurance policies, regardless of the cause thereof and whether or not such is caused by the carelessness or negligence of Lessor or Lessor's servants, employers, landlords, employees, agents, visitors, or licensees, neither Lessee nor Lessee's insurance carrier may subrogate over against Lessor or Lessor's servants, employers, landlords, employees, agents, visitors, or licensees for any such damage or loss so sustained. However, in the event that as a result of the foregoing it becomes impossible for Lessee, after endeavoring to do so with due diligence to procure fire insurance with extended coverage provisions customarily included in fire insurance policies with provisions for waiver of subrogation against Lessor, then the foregoing provision for waiver of subrogation shall be inoperative except as follows. In the event that such policies are procurable but Lessee will be required to pay an additional premium by reason of such waiver of subrogation, then Lessor, or other parties other than Lessee, shall pay such excess premium cost as Additional Rent hereunder. In the event Lessee is unable to procure insurance with a waiver of subrogation, Lessor is hereby given the right to attempt to procure such insurance for Lessee but Lessor shall pay an additional cost to the Lessee for the same, and such insurance shall be written with companies acceptable to Lessee.


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                  (F) EXCULPATORY CLAUSE. Lessor and Lessee's agents, employers, landlords, and employees shall not be liable for and Lessee waives all claims for damage to person or property sustained by Lessee or any person claiming through Lessee resulting from accident or occurrence in or upon the Leased Premises, including without limitation such claims for damage resulting from:
(1) any equipment or appurtenances functioning improperly; (2) Lessor's failure to keep the Leased Premises in repair, except as expressly provided in this Lease; (3) injury done or occasioned by wind; (4) any defect in or failure of plumbing, heating, or air conditioning equipment, electrical wiring, or installation thereof, gas, water, steam pipes, stairs, porches, railings, or walks; (5) broken glass; the backing up of any sewer pipe or downspout; the bursting, leaking or running of any tank, tub, washstand, toilet, waste pipe, drain, or any other pipe or tank in, upon, or about the Leased Premises; the escape of steam or hot water; (6) water, snow, or ice being upon or coming through the roof, skylight, trapdoor, stairs, walks, or any other place upon or near such building or premises or otherwise; (7) the falling of any fixture, plaster, or stucco; and (8) any act, omission, or negligence of co-tenants or of other persons or occupants of the Leased Premises or of adjoining or contiguous buildings or of owners of adjacent or contiguous property or of Lessor or Lessor's agents or employees. Lessee hereby covenants and agrees to indemnify and hold Lessor, and Lessor's agents or employees. Lessee hereby covenants and agrees to indemnify and hold Lessor, and Lessor's agents, employees, landlords, and employees harmless from and against all claims, demands, actions, damages, costs, expenses, and attorneys' fees in connection with the loss of life, personal injury, and/or damage to property in any way connected with Lessee's use and occupancy of the Leased Premises or the use or condition or occupancy thereof, or occasioned wholly or in part by any act or omission of Lessee or any of Lessee's employees without fault on their part, is made a party to any litigation commenced by or against Lessee or any other person in connection with any of the matters covered herein, then Lessee shall land must protect and hold Lessor, Lessor's agents, employers, landlords, and employees harmless and shall pay all costs, expenses, and reasonable attorneys' fees incurred by such parties in connection therewith. In no event shall Lessor be exculpated from its own gross negligence or willful acts or the gross negligence or acts of any of its employees, or agents, except to the extent such is covered by the Lessee's insurance.

                                   ARTICLE V
                         USE AND MAINTENANCE OBLIGATIONS

                  Section 5.1 USE OF LEASED PREMISES.

                  (A) DESCRIPTION OF PERMITTED USE. The Leased Premises are leased by Lessor to Lessee, and Lessee shall use the Leased Premises, only for the following purposes: General Offices and for no other purposes whatsoever. Lessee hereby agrees to accept the Leased Premises as completely suitable for such purposes. Lessee shall not commit any act on or near the Leased Premises which constitutes a nuisance nor otherwise allow any nuisance to exist thereon.

                  (B) USE IN COMPLIANCE WITH LAWS. Lessee shall, at Lessee's own expense, comply with all applicable laws, ordinances, rules, requirements, and regulations of all duly constituted public or semi-public authorities now or hereafter in any manner affecting Lessee's specific use of the Leased Premises whether or not any such laws, ordinances, rules, requirements, and regulations which may be hereafter enacted involve a change of policy on the



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part of the enacting authority. Lessee shall not: (1) permit any unlawful or immoral practice to be carried on or committed on the Leased Premises; (2) make any use of or allow the Leased Premises to be used for any purpose that might invalidate or increase the rate of insurance thereof; (3) keep or use or permit to be kept or used on the Leased Premises any inflammable fluids or explosives without Lessor's prior written consent; (4) use the Leased Premises for any purpose whatsoever which might create a nuisance or injure the reputation of the Leased Premises; (5) deface or injure any improvements located on the Leased Premises; (6) overload the floors; nor (7) commit or suffer any waste. Lessee agrees to pay as Additional Rent any increase in the cost of insurance on the Leased Premises to Lessor as a result of any unauthorized use of the Leased Premises by Lessee, but such payment shall not constitute in any manner a waiver by Lessor of Lessor's right to enforce all of the provisions of this Lease. Lessee shall indemnify Lessor for any liabilities (including court costs and attorneys' reasonable fees) incurred by Lessor as a result of Lessee's violation of the provisions contained in this paragraph. Lessee may, at Lessee's own expense, contest the validity of any law, ordinance, rule, requirement or regulation of the nature herein referred to, and if by the terms of any such law, ordinance, rule, requirement or regulation, compliance therewith may be legally held in abeyance without the incurrence of any lien, charge, or liability of any kind against the fee of the Leased Premises or against the leasehold interest of Lessee in and to the Leased Premises and without subjecting Lessee or Lessor to any liability of any nature for failure so to comply, Lessee may postpone compliance therewith until a final determination in any such proceedings but only if all such proceedings are prosecuted by Lessee with all due diligence and dispatch and at the sole cost, expense, and risk of Lessee.

         Section 5.2 MAINTENANCE OF LEASED PREMISES.

                  (A) MAINTENANCE BY LESSOR. Lessor shall, at Lessor's sole expense, make all repairs and replacements which may be necessary to maintain in good condition the roof, foundation, and structural walls (excluding breakable components thereof) of all improvements located on the Leased Premises. However, Lessor may under no circumstances be held liable to Lessee for any damage resulting from failure to make roof repairs unless, prior to the occurrence of such damages, Lessee had given Lessor written notice of the existence and approximate location of the defect at least ten days prior to the period of time reasonably necessary to complete the repairs, and both such ten days and such period of time had expired. Lessor shall also, at Lessor's sole expense, replace air conditioning and/or heating equipment (or major components thereof) and plumbing fixtures which are owned by Lessor and which become unusable (i.e., cannot be repaired) due to normal deterioration. However, Lessor may not under any circumstances be required to provide any such maintenance for repairs or replacements which become necessary or desirable as a result of any act or negligence of Lessee (or Lessee's employees, agents, or invitees) unless (and only to the extent) the repairs made necessary or desirable by such act of negligence are covered by Lessor's insurance. If, as a result of the making of any such repairs or replacements, Lessee is deprived of the use of a material portion of the Leased Premises for a substantial period of time, or Lessee's business is seriously interrupted for a substantial period of time, the rent payable by Lessee to Lessor shall be equitably reduced for such period.

                  (B) ACCESS BY LESSOR. Lessee agrees to allow Lessor and Lessor's agents, employees, and representatives upon reasonable prior notice to enter into and upon the Leased

Premises during normal business hours for the purpose of inspecting the Leased Premises and carrying out Lessor's maintenance obligations. In carrying out Lessor's maintenance obligations Lessor may use and temporarily store on the Leased Premises all necessary materials, tools, and equipment. Lessor may under no circumstances be held liable for inconvenience, annoyance disturbance, or loss of business caused to Lessee or Lessee's guests, employees, or sublessees by the carrying out of Lessor's maintenance obligations, but Lessor shall conduct such activities in such a manner as will result in the minimum of inconvenience to Lessee.

                  (C) MAINTENANCE BY LESSEE. Unless this Lease is being entered into prior to completion of the Office Building, Lessee agrees to accept possession of the Leased Premises in their present condition and to allow for such changes in condition as may normally be expected to occur through reasonable deterioration between the date of this Agreement and the date Lessee actually takes possession of the Leased Premises. Lessee shall, at Lessee's sole expense, make all repairs and replacements which may be necessary to maintain in good condition the improvements located on the Leased Premises other than those repairs and replacements which are required by the Lease to be made by Lessor. However, this shall not require Lessee to maintain the Leased Premises in perfect condition but shall only mean that Lessee's repairs and replacements shall minimize to the extent reasonably possible the effects of use, decay, injury, and destruction of the Leased Premises (Lessor recognizing that certain depreciation by reason of increasing age and use is unavoidable). If Lessee fails to make the repairs or replacements required by this Lease, Lessor is authorized by this Lease to complete such repairs and replacements on behalf of Lessee, and in such event Lessor may under no circumstances be held liable to Lessee for any damages that Lessee might suffer as a result of such action on the part of Lessor. Upon the termination of this Lease, Lessee shall surrender the Leased Premises to Lessor in good order and repair, except for reasonable wear and tear between the last necessary repair and/or replacement by Lessee pursuant to Lessee's obligations hereunder. However, Lessee shall be liable at the time of termination of this Lease for all repairs and replacement which have become necessary or desirable as a result of any act of negligence of Lessee (or Lessee's employees, agents, or invitees) except (and only to the extent) the repairs made necessary or desirable by such act of negligence which is covered by Lessor's insurance.

                  (D) ALTERATIONS. Lessee shall not make any structural alterations, additions, or other changes to the Leased Premises without Lessor's prior written consent. Lessee may make non-structural alterations (including the erection of signs) to the interiors of the improvements constituting part of the Leased Premises without Lessor's prior written consent, but only if: (1) such alterations are accomplished in a good and workmanlike manner at Lessee's sole expense and in accordance with all applicable federal, state, and local laws, regulations, ordinances, and other promulgations; and (2) such alterations shall not adversely affect the structural strength or market value of the improvements. Title to such alterations (excluding trade fixtures which shall remain the property of Lessee but which shall be removed at the end of the Lease Term without damage to the Leased Premises) shall immediately vest in Lessor at the end of the final day of the Lease Term and shall remain as part of the Leased Premises. However, Lessor may elect to have Lessee remove any or all such alterations in which event such alterations shall be completely removed by Lessee (without damage to the Leased Premises) by the end of the Lease Term. Lessee shall promptly pay for all work done or materials furnished in connection with the making of any such alterations, additions, or other changes to the Leased Premises, and under no circumstances may any of Lessee's suppliers of work or materials obtain any lien or other claim to Lessor's interest in the Leased Premises, and in any such event Lessee shall promptly remove or bond over the same. Lessor's consent to the making of any such alterations, additions, or other changes shall not be construed to make Lessee an agent of Lessor with authority to subject Lessor's interest in the Leased Premises to any such lien or other claim.

                  Section 5.3 SIGNS.

                  (A) If the Leased Premises are within a multi-story building, Lessor will furnish and install a suitable building directory and establish suite numbers to facilitate locating and identifying Lessee's premises. In order to effect uniformity, to control the graphics, and to maintain dignified aesthetics, Lessor will also furnish and install at the entrance door to Lessee's premises a uniform suite number plate and a name plate. Signs, name plates or graphics which are wholly within the Leased Premises and not visible from the exterior of the building or from public spaces within the building will be permitted.

                  (B) Lessee agrees that no other sign of any description shall be erected or painted in or about the Leased Premises. Lessee shall, at Lessee's expense, remove all signs at the termination of this Lease, and the installation and removal shall be in such manner as to avoid any injury, defacement or overloading of the building or other improvements.

                                   ARTICLE VI
                               SPECIAL PROVISIONS

         Section 6.1 ASSIGNMENTS AND SUBLEASES.

                  (A) BY LESSEE. Lessee shall not assign this Lease nor sublease any part or all of the Leased Premises without Lessor's prior written consent, which consent shall not be unreasonably withheld. However, Lessee may, without Lessor's prior written consent, assign this Lease to any parent, subsidiary, or affiliate, of Lessee or the surviving corporation resulting from a merger or consolidation involving Lessee. Consent by Lessor to one assignment or sublease shall not be construed as meaning consent to further assignments or subleases. Regardless of any such assignment or sublease, Lessee shall remain liable to Lessor for the full performance of all of the provisions of this Lease.

                  (B) BY LESSOR. Lessor may at any time convey, assign, or encumber the Leased Premises and/or Lessor's rights under this Lease. In the event of any such conveyance or assignment (other than a conveyance or assignment as collateral security for an indebtedness), Lessee shall be completely relieved from all obligations place upon Lessor by this Lease effective at the date of such conveyance or assignment. However, Lessor shall be so relieved only if (and when) Lessee is furnished with an instrument in writing signed by such grantee or assignee and providing for the assumption by such grantee or assignee of all of the provisions of this Lease.

         Section 6.2 FORCE MAJEURE. In the event that Lessor or Lessee shall be delayed or hindered in or prevented from the performance of any of their respective obligations anywhere herein contained by reason of: (1) the destruction, in whole or in part, of any improvements forming a part of the Leased Premises; (2) strikes; (3) lockouts; (4) labor troubles; (5) war, whether declared or undeclared; (6) riot; (7) Act of God; (8) embargoes; (9) delays in transportation; (10) inability to procure materials and/or labor; (11) failure of power; (12) restrictive governmental laws or regulations, whether valid or not; (13) insurrection; or (14) any other reason (other than financial) beyond the reasonable control of such party, and not the fault of the party so delayed or hindered in or prevented from performing work or doing acts otherwise required under this Lease, then performance of such work or doing of such acts shall be excused for the period of the delay, to the period of such delay; provided, however, that the provisions of this Section shall not operate so as to excuse or release Lessee from the prompt payment of rentals or other sums required to be paid by Lessee to Lessor or to other payees anywhere hereunder.

         Section 6.3 ESTOPPEL CERTIFICATE. Within fifteen (15) days after written request therefore by Lessor (in connection with a proposed conveyance or encumbering of the Leased Premises by Lessor), Lessee shall deliver to Lessor (or Lessor's nominee) in recordable form an Estoppel Certificate certifying (if such be the case) that this Lease is unmodified and in full force and effect and the dates to which the Basic Rent, Additional Rent, and other charges have been paid, and stating whether or not to the knowledge of the signer of such certificate Lessor is in default in the performance of any provision contained in this Lease, and, if so, specifying each such default of which the signer may have knowledge, together with such other information concerning the Lease as may reasonably be requested.

         Section 6.4 SUBORDINATION OF LEASE. This Lease and the rights of Lessee hereunder shall be and remain subordinate and inferior to any mortgage, deed of trust or other lien (and to all advances hereafter made in connection therewith) now or hereafter given by Lessor covering the Leased Premises provided such mortgagee agrees to recognize Lessee's rights under this Lease so long as Lessee is not in default. In the event of a foreclosure of any such mortgage, deed of trust or other lien, such foreclosure shall not terminate the Lease and the Lessee will attorn to and recognize the lienholder or its successor for the balance of the lease term, provided that, if requested by such holder or successor Lessee executes a Subordination, Attornment, Notice and Non-Disturbance Agreement reasonably satisfactory in form and substance to the holder. Lessee shall execute and deliver such instruments as may be necessary to confirm and ratify the subordination set forth above, but such subordination is effective as of the date of this Lease. Lessee hereby irrevocably appoints Lessor as Lessee's attorney in fact with full power and authority to execute, acknowledge and deliver any such instruments in the name and on behalf of Lessee in the event Lessee for any reason fails to do so upon request.

         Section 6.5 MORTGAGE OF LESSEE'S LEASEHOLD ESTATE. Lessee may mortgage Lessee's leasehold estate in the Leased Premises as security for any bona fide indebtedness of Lessee, but no such mortgage may under any circumstances impair or affect Lessor's interest in the Leased Premises or under this Lease, and any such mortgage shall at all times remain subordinate and inferior to Lessor's interest in the Leased Premises and under this Lease. If Lessor receives notice in writing of the name and mailing address of any such mortgagee of Lessee, Lessor agrees to furnish such mortgagee with notice of the occurrence of any Event of Default hereunder, and such mortgagee may (but shall not be obligated to), in the name and on behalf of Lessee, cure any such Event of Default within the time and in the manner herein required of Lessee. In the event such mortgagee foreclosures such mortgagee's interest in the Leased Premises in any manner provided by law and such mortgagee or other person or entity ("New Owner") becomes the legal owner of the leasehold estate, such New Owner shall be substituted for the Lessee under this Lease and shall be obligated to perform all of the obligations herein placed on the Lessee. This substitution shall be automatic and shall not require any written instrument of assumption in order to take effect.

         Section 6.6 LANDLORD'S LIEN. In order to secure Lessee's payment obligations under this Lease, and in addition to Lessor's statutory landlord's lien, Lessee hereby conveys and grants to Lessor an express (contractual) landlord's lien and security interest in all of the fixtures and non-fixture personality (and all proceeds therefrom) which Lessee may now or hereafter place in, on, or about the Leased Premises. This Lease is intended as and constitutes a security agreement within the meaning of the Uniform Commercial Code of the State of Texas. Lessee covenants that Lessee shall upon request execute and deliver all instruments which Lessor deems necessary for the perfection and preservation of such lien and security interest. Lessee hereby irrevocably appoints Lessor Lessee's attorney in fact with full power and authority to execute, acknowledge, and deliver any such instruments in the name and on behalf of Lessee in the event Lessee for any reason fails to do so upon request.

         Section 6.7 PARKING FOR LESSEE. Lessee and Lessee's employees shall park their cars only in areas specifically designated by Lessor from time to time. Upon written request by the Lessor, Lessee shall furnish to Lessor within five days of such request the automobile license numbers assigned to Lessee's cars and the cars of all of Lessee's employees.

         Section 6.8 RULES OF BUILDING. Lessee agrees to comply with all reasonable, uniformly applied rules and regulations established by Lessor for the operation of the Office Building of which the Leased Premises are a part. A copy of any current Rules and Regulations is attached as Exhibit "B" and incorporated herein by reference.

         Section 6.9 RELOCATION. In the event Lessor determines to utilize the Leased Premises for other purposes during the term of this Lease, Lessee agrees upon ninety (90) days prior written notice from Lessor to relocate to other space in the building and/or project designated by Lessor, provided such other space is of equal or larger size than the Leased Premises and has at least the same number of windows. Lessor shall pay all out-of-pocket expenses of any such relocation, including the expense of moving and reconstruction of all Lessee furnished and Lessor furnished improvements. In the event of such relocation, this Lease shall continue in full force and effect without any change in the terms or other conditions, but with the new location substituted for the old location set forth in paragraph 1 of this Lease.

                                  ARTICLE VII
                             DAMAGE AND CONDEMNATION

         Section 7.1 DAMAGE TO LEASED PREMISES.

                  (A) SUBSTANTIAL DAMAGE. If the improvements of which the Leased Premises constitute a part are damaged by fire or other casualty to the extent of fifty percent or more of their replacement cost, then Lessor may elect (by written notice delivered to Lessee no later than thirty days after such damage) to terminate this Lease. In such event no rent shall be owing by Lessee to Lessor for the period beginning on the day of such damage.

                  (B) PARTIAL DAMAGE. If the improvements of which the Leased Premises constitute a part are damaged by fire or other casualty to the extent of less than fifty percent of their replacement cost (or if such damage is greater but Lessor fails to exercise the election given in paragraph A above), the Lessor shall proceed with due diligence to restore such improvements to their previous condition and shall deliver possession of such improvements to Lessee as soon as such restoration has been completed. During the period beginning on the date of the damage and ending on the date of completion of the restoration, all rent otherwise owing by Lessee hereunder shall abate equitably to the extent, if any, that Lessee's use of the Leased Premises is materially interfered with by reason of such damage. In the event the restoration is not completed in 240 days from start of restoration and Lessor is not actively restoring such damage, Lessee may terminate this Lease.

         Section 7.2 CONDEMNATION OF LEASED PREMISES.

                  (A) TOTAL CONDEMNATION. If all of the Leased Premises are taken under any eminent domain proceedings, this Lease shall terminate on the date title to the Leased Premises vests in the condemning authority. There shall be refunded to Lessee any portion of prepaid rent covering the period subsequent to such date of termination. Lessee may make claim for a separate condemnation award in an amount equal to the value of Lessee's fixtures and improvements as well as Lessee's moving expenses (if applicable). Otherwise, any condemnation award shall be payable to Lessor.

                  (B) PARTIAL CONDEMNATION. If twenty percent (20%) or less of the Leased Premises is taken under any eminent domain proceeding, then this Lease shall continue with abated rent as set forth below, and any condemnation award shall be allocated as in Section 7.2(A) above. If more than twenty percent (20%) of the Leased Premises (but less than all of the Leased Premises) is taken under any eminent domain proceeding, Lessee shall, within sixty days after Lessee first receives notice of the condemnation, elect (by written notice delivered to Lessor) either to terminate this Lease on the date title to the Leased Premises vests in the condemning authority, or continue this Lease as to that portion of the Leased Premises not taken by the condemning authority. If Lessee fails to elect within the sixty day period, this Lease shall automatically be continued in full force and effect as to that portion of the Leased Premises not taken by the condemning authority. In the event Lessee elects to terminate this Lease, then there shall be paid to Lessee a portion of any prepaid rent and a portion of the condemnation award in the same manner as provided above in the event of a total condemnation. In the event this Lease is continued, the Basic Rent payable by Lessee to Lessor shall be reduced by an amount determined by taking the ratio which the number of square feet of the Leased Premises actually taken by the condemning authority bears to the total number of square feet of the Leased Premises originally contained in the Leased Premises. Notwithstanding anything to the contrary hereinabove, at Lessor's option to be exercised within thirty (30) days after title vests, Lessor may terminate this Lease if the Office Building is affected by the condemnation to an extent that it is impractical (in Lessor's reasonable judgment) to continue operation of such Office Building in its then present form.

                                  ARTICLE VIII
                                     DEFAULT

         Section 8.1 EVENTS OF DEFAULT. An "Event of Default" will be deemed to have occurred upon the happening of any of the following events or conditions:

                  (A) Lessee abandons the Leased Premises or allows them to remain unoccupied for a continuous period of ten days;

                  (B) Any Basic Rent or Additional Rent remains unpaid then days after written notice of such fact is forwarded to Lessee;

                  (C) Lessee makes an assignment for the benefit of creditors, becomes insolvent, commits an act of bankruptcy, files for bankruptcy, or involuntary bankruptcy proceedings are instituted or threatened against Lessee; or Lessee's leasehold estate in the Leased Premises is attached or otherwise levied upon or placed in the hands of a receiver or other representative of a court; or

                  (D) Lessee fails to comply fully with all of the provisions of this Lease; Lessor gives Lessee written notice of such failure; and Lessee fails to remedy such failure within fifteen (15) days thereafter (unless such remedy cannot be accomplished within such fifteen (15) day period in which event Lessee fails diligently to pursue to completion the remedy of such failure--which, in any event, must be accomplished within forty-five (45) days after the giving of such written notice).

         Section 8.2 LESSOR'S RIGHT TO CURE DEFAULT. Upon the ccurrence of an Event of Default, and at any time thereafter during the continuance of any Event of Default, Lessor may (without any requirement of giving notice to Lessee) take whatever steps may be necessary to cure any and all such Events of Default. Such action on Lessor's part may in no event be construed as a waiver by Lessor of any of Lessee's obligations under this Lease. All sums expended by Lessor in curing any and all such Events of Default (including reasonable attorneys' fees and related legal costs), together with interest thereon at the maximum legal rate per annum from the date of the making of any such expenditure to the date of repayment thereof to Lessor, shall be deemed Additional Rent and shall be payable to Lessor then days after written demand therefor given the Lessee.

         Section 8.3 LESSOR'S RIGHT TO RE-ENTER.

                  (A) Upon the occurrence of an Event of Default, and at any time thereafter during the continuance of any Event of Default, Lessor may (without any requirement of giving notice to Lessee) re-enter and repossess the Leased Premises, remove therefrom Lessee and all those claiming under Lessee, and remove and store in public warehouses or elsewhere at Lessee's expense all property found in or upon the Leased Premises. Lessor may accomplish all this without resort to legal process and without being deemed guilty of trespass or becoming liable to Lessee or others for any resulting loss or damage.

                  (B) In addition to the above and foregoing, and any other remedy provided by law, upon Lessee's failure to pay any Basic Rent or Additional Rent within ten (10) days after written notice of such fact forwarded to Lessee, Landlord may (without any requirement of giving notice to Lessee) enter upon the Leased Premises and change the locks to the Leased Premises thereby locking the Lessee out of the Leased Premises. Lessor is not required to allow the Lessee to re-enter the Leased Premises unless and until Lessee has paid all past due Basic Rent and Additional Rent in full. Under no event shall Lessor's locking Lessee out of the Leased Premises be construed to be a termination of this Lease.

         Section 8.4 LESSOR'S ELECTION TO TERMINATE OR RE-LEASE. If Lessor re-enters the Leased Premises as above provided, Lessor may:

                  (A) Terminate this Lease by giving Lessee written notice to such effect in which event all of Lessee's rights under this Lease shall cease; and Lessee shall, within ten days after the receipt of such written notice, pay to Lessor as liquidated damages a sum of money equal to the Basic Rent plus the Additional Rent for the balance of the Lease Term; or

                  (B) Re-lease the Leased Premises, or any part thereof, for such terms (which may extend beyond the maximum lease Term provided for in this Lease) as Lesser may, in Lessor's sole discretion deem advisable and at the most favorable rental which Lessor can negotiate. All rents received by Lessor from such re-leasing shall be applied: (1) to the payment of all expenses incurred in connection with such re-entering and re-leasing (including without limitation all repairs and modifications helpful in re-leasing the Leased Premises, and attorneys' fees and related legal costs); (2) to the payment of all past due Basic Rent and Additional Rent; and (3) held in escrow for the payment of future rentals coming due under this Lease. If the rent received by Lessor from such re-leasing for any month be less than that owing by Lessee under this Lease for such month, Lessee shall pay the deficiency to Lessor within ten days after written demand therefor (and if Lessee fails to do so, interest shall run on such deficiency at the maximum legal rate of interest per annum). So long as Lessee has not received Lessor's written notice of termination, Lessor will be deemed to have elected to re-lease the Leased Premises. Notwithstanding any re-leasing by Lessor, Lessor may at any time decide to terminate this Lease if an Event of Default remaining uncured at such time.

         Section 8.5 WAIVER OF RIGHTS OF REDEMPTION. Lessee hereby waives all rights of appraisal and redemption under any present or future law accorded to Lessee in the event Lessor exercises the rights herein given to Lessee upon the occurrence of an Event of Default.

         Section 8.6 LESSOR DEFAULT. If a dispute shall arise between Lessor and Lessee as to the performance of any Lessor obligation under the Lease which non-performance would cause Lessor to be in default under the Lease, 30 days after Lessor shall have received a notice from Lessee describing the nature of the alleged non-performance, Lessee may perform the obligation under protest. Such protest then shall be settled in a court of competent jurisdiction. Lessee shall have the right to bring suit for the recovery of the cost and expense of performance. If it shall be determined that Lessor was required to perform the obligation under the Lease, Lessor shall reimburse Lessee the reasonable cost and expense of the performance. Reasonable attorneys' fees for both Lessor and Lessee shall be paid by Lessor if the court determines that Lessor was at fault under the Lease; otherwise, Lessee shall pay the reasonable attorney fees for both parties.

                                   ARTICLE IX
                            MISCELLANEOUS PROVISIONS

         Section 9.1 NOTICES.

                  (A) All notices allowed or required to be given hereunder must be in writing and dispatched by United States certified mail, return receipt requested, to the addresses shown at the end of this Lease. Either party hereto may change the address to which any such notice is to be addressed by giving notice in writing to the other party of such change. Any time limitation provided for in this Lease shall commence with the date that the party actually receives such written notice, and the date of postmark of any return receipt indicating the date of delivery of such notice to the addressee shall be conclusive evidence of such receipt.

                  (B) All rent and other payments required to be made by Lessee shall be payable to Lessor at the address set forth below, or any other address Lessor may specify from time to time by written notice delivered to Lessee.

                           (a) All payments required to be made by Lessor to Lessee shall be payable to Lessee at the address se forth below, or at any other address within the United States as Lessee may specify from time to time by written notice.

                           (b) Any notice or document required or permitted to be delivered by this Lease shall be deemed to be delivered (whether or not actually received) when deposited in the United States Mail, postage prepaid, certified mail, return receipt requested, addressed to the parties at the respective addresses set out below:

                 LESSOR:                                        LESSEE:


         Section 9.2 WAIVER. The waiver by either Lessor or Lessee of any provision of this Lease shall not be deemed to be a waiver of any other provision. The subsequent acceptance of Basic Rent or Additional Rent by Lessor from Lessee may under no circumstances be deemed to be a waiver of any preceding breach by Lessee of any provision hereof other than the failure of Lessee to pay the rent so accepted regardless of Lessor's knowledge of such preceding breach at the time of the acceptance of such rent. No provision of this Lease may under any circumstances be deemed to have been waived by any party hereto unless such waiver is in writing and signed by the party charged with such waiver. Acceptance by Lessor of any payment in an amount less than that portion then owing under this Lease shall be deemed an acceptance on account only and not a waiver; and the failure to pay the entire amount then due shall continue to constitute an Event of Default.

         Section 9.3 ENTIRE AGREEMENT AND AMENDMENTS. This Lease constitutes the entire agreement between Lessor and Lessee, and there are no other covenants, agreements, promises, terms, provisions, conditions, undertakings, or understandings, either oral or written, between them concerning the Leased Premises other than those herein set forth. No subsequent alteration, amendment, change, deletion or addition to this Lease shall be binding upon Lessor or Lessee unless in writing and signed by both Lessor and Lessee.

         Section 9.4 NO JOINT VENTURE. Nothing herein contained shall be deemed to constitute Lessor a part of Lessee in the conduct of Lessee's business or a joint venture or a member of a joint enterprise with Lessee.

         Section 9.5 PARTIAL INVALIDITY. If any provision of this Lease, or the application thereof to any person or circumstances, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such affected provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and shall be enforced to the fullest extent permitted by law. It is further the intention of Lessor and Lessee that if any provision of this Lease is capable of two constructions, one of which would render the provision void and other of which would render the provision valid, then the provision shall have the meaning which renders it valid.

         Section 9.6 BROKER'S COMMISSION. Lessor and Lessee each represent and warrant to the other that there are no claims for brokerage commissions or finder's fees in connection with the execution and delivery of this Lease, and each agrees to indemnify the other against and hold such party harmless from all liabilities arising from any such claims, including without limitation attorneys' fees and related court costs.

         Section 9.7 HEADINGS, CAPTIONS, ETC. The headings, captions, numbering system, etc., are inserted only as a matter of convenience and may under no circumstances be considered in interpreting the provisions of this Lease.

         Section 9.8 NO SETOFF. Lessee may under no circumstances have any right of setoff or deduction against any payments payable by lessee to Lessor under any of the terms, provisions, conditions and covenants of this Lease, but instead Lessee may register a protest in connection with any payments being made.

         Section 9.9 HOLDING OVER. In the event Lessee remains in possession of the Leased Premises after the expiration of this Lease and without the execution of a new lease, Lessee shall be deemed to be occupying the Leased Premises as a tenant from month-to-month at a rental equal to the current market rental (including Basic Rent, utilities, Additional Rent, rent escalation, and any other charges) herein provided plus fifty percent (50%) of such amount and otherwise subject to all the conditions, provisions and obligations of this Lease insofar as the same are applicable to a month-to-month tenancy.

         Section 9.10 PLACE OF PERFORMANCE. The duties and obligations herein contained are performable in Tarrant County, Texas.

         Section 9.11 COUNTERPARTS. This Lease may be executed in any number of counterparts, each of which will for all purposes be deemed to be an original, and all of which are identical.

                                   ARTICLE X
                                  MISCELLANEOUS

         Section 10.1 OTHER PROVISIONS.

         See Addendum I (attached)

EXECUTED THIS 15th day of August, 1996

LESSOR:  Reliance Development Group, Inc.                    LESSEE:  Meritech Mortgage Services, Inc.


By:                                                          By:
   ----------------------------------                           ----------------------------------
Its:       VICE PRESIDENT                                    Its:  PRESIDENT
    ---------------------------------                           ----------------------------------

                                    EXHIBIT A


                                 LEASED PREMISES


                                19780 RSF approx.





                            [Diagram of Office Space]


                                   Level Four


                      Typical Floor Plan Levels 4 through 7

                                  EXHIBIT "A-1"


                            [Diagram of Office Space]

                              BASE RENTAL SCHEDULE

Year 1                   $11.54 p.r.s.f. = $228,261.20 per year              $19,021.77 per month
Year 2                   $12.54 p.r.s.f. = $248,041.20 per year              $20,610.10 per month
Year 3                   $13.54 p.r.s.f. = $267,821.20 per year              $22,318.43 per month
Year 4                   $13.54 p.r.s.f. = $287,821.20 per year              $22,318.43 per month
Year 5                   $14.54 p.r.s.f. = $287,601.20 per year              $23,966.77 per month
Year 6                   $14.50 p.r.s.f. = $286,810.00 per year              $23,900.83 per month
Year 7                   $15.50 p.r.s.f. = $306,590.00 per year              $25,549.17 per month
Year 8                   $16.75 p.r.s.f. = $331,315.00 per year              $27,609.58 per month
Year 9                   $16.75 p.r.s.f. = $331,315.00 per year              $27,609.58 per month
Year 10                  $16.75 p.r.s.f. = $331,315.00 per year              $27,609.58 per month

NOTE: All monthly totals are net of Additional Rent and utilities per the Lease.

Any Leased Premises leased during the term of this Lease and any options shall reflect a 1996 actual expense stop per Section 4.4.

*Years 1-5 include a $.54 per square foot charge for prior lease re-payment.

                        RULES AND REGULATIONS OF BUILDING

                                  EXHIBIT "B"


         Except in the event of conflict with the express written terms of the Lease between Lessor and Lessee, in which case the terms of such Lease shall control:

         1. No Lessee shall do or permit anything to be done to said Premises, or bring or keep anything therein, which will in any way increase the rate of fire insurance on said Building, or on property kept therein, or obstruct or interfere with the rights of other Lessees, or in any way injure or annoy them, or conflict with the laws relating to fire, or with regulations of the fire department, or with any insurance policy upon said Building or any part thereof, or conflict with any of the rules or ordinances of the Board of Health of the municipality in which the building is located.

         2. The sidewalks, halls, passageways, elevators and stairwells will not be obstructed by any of the Lessees or used by them for any purpose other than for ingress and egress to and from their respective Premises. Nor shall any rubbish, litter, trash or material of any nature be placed or emptied in these areas.

         3. All Lessees shall adhere to and obey all such parking control measures as may be placed into effect by the Lessor through the use of signs, fire lanes, identifying decals or other instructions.

         4. No moving company shall be used for the purpose of moving furnishings in or out of the Premises unless they are licensed commercial movers.

         5. Any electric wiring that the Lessee desires to introduce into his Premises must be connected as directed by the Lessor. No boring or cutting for wires will be allowed except with a specific consent of the Lessor. The location of telephones, electrical appliances, call boxes, intercoms and so forth shall be prescribed by the Lessor. All telephone equipment will be installed within the Lessee's lease space.

         6. The Lessee shall not conduct any auction on the Premises, nor store goods, wares or merchandise on the Premises except for the Lessee's own personal use.

         7. All freight must be moved into, within and out of the Building under the supervision of the Lessor and according to such regulations as may be posted in the Building Office. All moving of furniture or equipment into or out of the Building by the Lessee shall be done at such time and in such manner as directed by the Lessor or its agent. In no case shall items of freight, furniture, fixtures or equipment be moved into or out of the Building or in any elevator during such hours as are normally considered rush hours to an office building, i.e., morning rush hours, noon rush hours, and evening rush hours. All such movement shall be as directed by Lessor in a manner to be agreed upon between Lessee and Lessor by prearrangement before performance. Such prearrangement, initiated by Lessee, shall include determination by Lessor and subject to its decision and control of the time, method, and routing of movement, limitation imposed by safety or other concerns which may prohibit any article, equipment or any other items from being brought into the building. Lessee expressly assumes all risk of damage to any and all articles so moved, as well as injury to any person or persons or the public engaged or not engaged in such movement, including equipment, property, and personnel of Lessor if damaged or injured as a result of any acts in connection with carrying out this service for Lessee from time of entering property to completion of the work; and Lessor shall not be liable for the act or acts of any person or persons so engaged in, or any damage or loss in connection with such service performed by or for Lessee.

         8. Requirements of the Lessee for building services, maintenance or repair shall be attended to only upon application to the office of the Building. Employees of the Building are not permitted to perform any work nor to do anything outside their regular duties unless under special instructions from the office of the Building. No employees of the Building shall admit any person, Lessee, or otherwise, to any office, without specific instructions from the office of the Building. Lessee will refer all contractor's representatives and installation technicians rendering any service for Lessee, to Lessor for Lessor's supervision and/or approval before performance of any such contractual services. This shall apply to all work performed in the Building including, but not limited to, installation of telephones, telegraph equipment, electrical devices and attachments, and installation of any and every nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building. None of this work will be done by Lessee without Lessor's prior written approval.

         9. The Lessee shall not change locks or install other locks on doors without the written consent of the Lessor. Lessor may permit entrance to Lessee's office by use of pass keys controlled by Lessor, to employees, contractors, or service personnel supervised or employed by Lessor. No additional locks shall be placed upon the doors of the Leased Premises, and Lessee shall not permit any duplicate keys to be made. All necessary keys will be furnished by Lessor. Upon termination of this Lease, Lessee shall surrender and deliver to the Lessor all keys to the Leased premises, which are in Lessee's possession or in the possession of Lessee's agents, employees or others permitted to occupy said Premises by said Lessee.

         10. The Lessee shall give prompt notice to the Building of any accident to or defects in plumbing, electrical fixtures, or heating apparatus so that the same may tend to properly.

         11. No safes or other objects larger or heavier than the freight elevators of the Building are limited to carry shall be brought into or installed on the Premises. The Lessor shall have the power to prescribe the weight and position of such safes or other objects which shall, if considered necessary by the Lessor, be required to be supported by such additional materials placed on the floor as the Lessor may direct, and at the expense of the Lessee. In no event can these items exceed a weight of 50 pounds per square foot of floor space utilized.

         12. No person or persons other those approved by Lessor will be permitted to enter the Building for purposes of cleaning, maintenance, construction or painting.

         13. Lessee shall not permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Lessor or other occupants of the building by reason of noise, odors, or vibrations or interfere in any way with other Lessees or those having business therein, nor shall any animals be kept in or about the Building. Smoking or carrying of a lighted cigar or cigarette in the elevators of the Building is prohibited.

         14. The Lessee shall at all times maintain the Premises in good order, neatly, and shall not permit or allow the Premises to become unsightly by reason of accumulation of trash, disarray of merchandise or contents, or other, and, in the event that in Lessor's judgment Lessee has permitted the Premises to become or to remain in an unsightly condition, Lessee shall upon Lessor's request immediately correct such condition and bring the Premises into a good state or order and array. In adherence to and enforcement of this rule, it shall be clearly understood that the intent of this rule is that Lessee shall at all times maintain the Premises in a neat and orderly manner, and in the enforcement hereof Lessor's decision shall be binding and controlling.

         15. The Lessee shall at all times take such measures as required to protect the carpet and agrees to use carpet casters or approved protective pads to prevent damage to the carpet from chairs. Lessee also agrees that any damages resulting from moving furniture or any other cause of damage to the carpet will be paid for by the Lessee and the Lessor will be notified immediately so that such repairs as necessary may be made.

         16. No cooking shall be done or permitted by any Lessee on the Premises nor shall offices of the Building to be used for storage of merchandise or for lodging, or for any immoral or illegal purpose or any other purpose that will damage the Premises or the reputation thereon.

         17. Each Lessee upon the termination of the tenancy shall deliver to the Lessor all keys of the offices, rooms and toilet rooms which shall have been furnished to the Lessee.

         18. No Lessee shall lay floor covering so that the same shall be affixed to the Premises in any manner by paste or other material, except that which may easily be removed with water. The use of cement or other similar adhesive materials is expressly prohibited.

         19. No Lessee shall install, affix, or utilize any window covering, i.e., blinds, draperies, protective coatings, etc., without Lessee first receiving the prior written consent of the Lessor.

         20. On Sundays, holidays (legal) and other days during certain hours for which the Building may be closed after normal business hours, access to the building or to the halls, corridors, elevators and stairwells may be controlled by the Lessor through the use of a building watchman and/or electronic or keyed locks. Lessor or Lessor's representative will have the right to demand of any and all persons seeking access to the Building proper identification to determine if they have rights of access to the Premises. The Lessor shall, in no case, be liable for damages wherein admission to the Building has not been granted during abnormal hours by reason of a Lessee failing to properly identify himself to the watchman, or through the failure of the building to be unlocked and open for access by the Lessee, Lessee's employees, and general public.

         21. Lessee shall see that windows, transoms, and doors of the Premises are closed and securely locked before leaving the Building and must observe strict care so as not to leave such windows, doors and so forth open and exposed to the weather or other elements, and the Lessee shall exercise extraordinary care and caution that all water faucets or water apparatus are entirely shut off before the Lessee or Lessee's employees leave the Building, and that all electricity, gas, and air shall likewise be carefully shut off so as to prevent waste or damage.

         22. Janitorial services shall be provided five days per week as solely selected by Lessor in and about the Premises, and in no case shall such services be provided on holidays (legal).

         23. Canvassing, soliciting, and peddling in the Building are prohibited. Lessees shall cooperate to prevent same.

         24. Only "Bulldog" type picture hangers may be used for wall hangings. Nails, screws, or picture hangers shall not be driven into the walls or wood finish of the rooms for any purpose whatsoever unless specific approval in writing is obtained from the Lessor.

         25. All signs will be contracted for by Lessor for Lessee at the rate fixed by Lessor from time to time, and Lessee will be billed and paid for such services accordingly. Written consent from Lessor is an absolute prerequisite for any such sign or signs which Lessee may be so permitted to use.

         26. Lessee shall not place, install, or operate on the Leased Premises or in any part of the Building, any engine, stove, or machinery, or, conduct mechanical operations or cook thereon or therein, or place or use in or about the Leased Premises any explosives, gasoline, kerosene, oil, acids, caustics, or any other inflammable, explosive or hazardous material without the written consent of Lessor first had and obtained.

         27. Lessor will not be responsible for any lost or stolen personal property, equipment, money or jewelry from Lessee's area or public rooms regardless of whether such loss occurs when the area is locked against entry or not.

         28. Lessor shall have the right to prohibit the use of the name of the Building or any other publicity by Lessee, which in the Lessor's opinion, tends to impair the reputation of the Building or its desirability for the executive offices of the Lessor or of other Lessee's; and, upon written notice from Lessor, Lessee will refrain from or discontinue such publicity.

         29. The Lessor reserves the right, at any time, to rescind any one or more of these rules and regulations as in the Lessor's judgment may from time to time be necessary for the safety, care, and cleanliness of the Premises, and for the preservation of order herein.

                              OFFICE LEASE EXHIBIT

                                   EXHIBIT "C"


SECTION 1: LESSOR'S WORK: Lessor shall provide in or to the Demised Premises the following finish work at no cost to Lessee, per mutually agreed and signed construction documents ("C-1"), but in no event will Lessor costs exceed Ten ($10) dollars per rentable square foot leased.

                  (A) FLOORING: Building-standard carpet install areas, except storage areas, coffee rooms and duplicating/printing rooms, which will be covered with building-standard vinyl tile.

                  (B) OFFICE PARTITIONS: Lessor will subdivide the Demised Premises with building-standard interior partitions and rubber base to a maximum of one (1) lineal foot of partition for each (10) square feet contained in the Demised Premises, such partition to be equipped with building-standard doors, hardware and finish, as provided in Paragraph "C" below. Except for full floor tenancies, each two lineal feet of demising or corridor wall partition shall be counted as one lineal foot of interior partition. Any requirement for additional partitioning and/or doors will be at Lessee's expense.

                  (C) DOORS AND HARDWARE: Doors and hardware will be furnished as follows:

                (1) Corridor Entrance Doors: Except in the case of full floor tenancies, one (1) entrance door shall be installed complete with frame, trim, hardware; and closure. If required by the applicable fire code concerning exists additional building-standard doors will be installed.

                (2) Interior Doors: One (1) interior door, with building-standard frame. Trim and hardware, for each two hundred fifty (250) square feet contained in the Demised Premises.

                  (D) CEILING: Building-standard acoustical tile throughout.

                  (E) LIGHTING: Fluorescent light fixtures of building-standard, not to exceed one (1) fixture for each eighty (80) square feet contained in the Demised Premises. Additional standard fluorescent fixtures will be at the Lessee's expense. (Any other fixture other than the building-standard fluorescent will be at the Lessee's expense, and replacement or repair of any non-standard fixtures or replacement of bulbs will be at the Lessee's expense.) Lessor shall provide one (1) single pole light switch for each two hundred fifty
(250) square feet contained in the Demised Premises, with a minimum of one (1) single pole light switch in the Demised Premises. Any additional light switches required by Lessee shall be installed at Lessee's expense.

                  (F) ELECTRICAL POWER FACILITIES. Power outlets (standard 120 volt duplex convenience receptacles) shall be installed on partitions to a maximum ratio of one (1) outlet for each one hundred twenty-five (125) square feet contained in the Demised Premises. Changes of additional wiring and outlets necessitating costs above this building-standard will be paid for by the Lessee. Design of the basic building risers for the mechanical and electrical systems is such that Lessee's requirements for additional power at various voltages and phases, additional lighting, and various mechanical facilities can be made available at Lessee's expense, prior to construction, by agreement with Lessor.

                  (G) TELEPHONE FACILITIES: Standard unwired telephone outlets suitable for serving standard telephone instruments shall be installed on partitions to a maximum ratio of one (1) outlet for each one hundred seventy-five (175) square feet contained in the Demised Premises. Changes or additional requirements necessitating costs above this building-standard will be paid for by Lessee. Lessee will be responsible for making timely arrangements with the Telephone Company for installations.

                  (H) WINDOW COVERINGS. Building standard furnished by Lessee, subject to the approval of Lessor, not to be unreasonably withheld.

                  (I) HVAC. Building standard air handling system, including reasonable ductwork, supply and return vents, and pneumatically controlled thermostats in the amount of one (1) thermostat for each conditioning zone. Said system is designed for and capable of maintaining, within tolerances normal in first class office buildings and subject to density factors of not more than one
(1) person per one hundred twenty-five (125) square feet nor more than five (5) watts of electrical load per square foot of area served, inside space conditions of 72 degrees (+2 degrees) Fahrenheit dry bulb and fifty percent (50%) relative humidity when outside building conditions are 95 degrees Fahrenheit dry bulb and eighty degrees (80(degree)) Fahrenheit wet bulb.

         GENERAL: All of the items and finishes above-listed in this Exhibit "C" to be supplied by Lessor will be to the building-standard specifications, color, quality and quantity. The costs of modifications and changes from building-standards for any item shall include the cost of architectural and engineering design and the increased costs of construction. Plans and specifications of Lessee's proposed installations shall be submitted to Lessor for approval by Lessor's architects and engineers prior to construction, which approval shall not be unreasonably withheld. Workmanship and material used are to be of the best quality. All design construction and installation shall confirm to the requirements of applicable building, plumbing and electrical codes and the requirements of any authority having jurisdiction over or with respect to such work. If Lessee requests materials or installations other than Lessor's building-standard, or if Lessee makes changes in the work after furnishing said plans to Lessor, and if such non-standard material or installations or such changes shall delay the work to be performed by Lessor, or if Lessee shall otherwise delay the substantial completion of Lessor's work, then, notwithstanding any provision to the contrary in this Lease, Lessee's obligation to pay rent shall nevertheless commence on the commencement date specified in Article IV of this Lease, or on the date that the Demised Premises would have otherwise been delivered, and Lessee shall be obligated to pay any reasonable costs incurred as a result of such change at the date of occupancy.

         Lessee agrees to furnish all information necessary so that Lessor can complete the Finish Work for Lessee's Demised Premises in a timely manner.

SECTION II: LESSEE'S WORK: If Lessor further agrees to perform, at Lessee's request, and upon submission by Lessee of necessary plans and specifications, any additional or non-standard work over and above that specified in Section 1 hereof, such work shall be performed by Lessor, at Lessee's sole expense, as a Lessee extra. Prior to commencing any such work requested by Lessee, Lessor will submit to Lessee written estimates of the cost of any such work. If Lessee shall fail to approve any such estimates within one (1) week from the date of submission thereof by Lessor, then same shall be deemed disapproved in all respects by Lessee and Lessor shall not be authorized to proceed thereon. Lessee agrees to pay Lessor the cost of all such work, together with fifteen percent (15%) of the cost thereof for Lessor's overhead and supervision, within thirty
(30) days after the date of billing. All past due monies shall bear interest at the legal maximum interest rate allowable by law from the date due until paid. Lessee agrees that same shall be collectible, as Additional rent pursuant to the Lease, and in the event of default of payment thereof, that Lessor shall (in addition to all other remedies) have the same rights as in the event of default of payment of rent under said Lease.

                                  EXHIBIT "C-1"

                             CONSTRUCTION DOCUMENTS



INTENTIONALLY OMITTED.  WILL BE ADDED WHEN SUBMITTED AND APPROVED.
















                                     C-1-1

                                    GUARANTEE

                                   EXHIBIT "D"


         In order to induce ________________________________________________
("Lessor") to execute the foregoing Office Building Lease (the "Lease") with
________________________ ________________________________________________
("Lessee"), for a certain Demised Premises in _________________________ Office Building, _________________ County, State of _____________________ the
undersigned (whether one or more than one) has guaranteed and by this instrument does hereby guarantee the payment and performance of all liabilities, obligations and duties (including, but not limited to, payment of rent) imposed upon Lessee under the terms of the Lease, as if the undersigned has executed the Lease as Lessee thereunder.

         The undersigned hereby waives notice of acceptance of this Guarantee and all other notices in connection herewith or in connection with the liabilities, obligations and duties guaranteed hereby, including notices of default by Lessee under the Lease, and waives diligence, presentment and suit on the part of Lessor in the enforcement of any liability, obligation or duty guaranteed hereby.

         The undersigned further agrees that Lessor shall not be first required to enforce against Lessee or any other person any liability, obligation or duty guaranteed hereby before seeking enforcement thereof against the undersigned. Suit may be brought and maintained against the undersigned by Lessor to enforce any liability, obligation or duty guaranteed hereby without joinder of Lessee or any other person. The liability of the undersigned shall not be affected by any indulgence, compromise, settlement or variation of terms which may be extended to Lessee by Lessor or agreed upon by Lessor and Lessee, and shall not be impaired, modified, changed, released or limited in any manner whatsoever by any impairment, modification, change, release, or limitation of the liability of Lessee or its estate in bankruptcy, or of any remedy for the enforcement thereof, resulting from the operation of any present or future provision of the National Bankruptcy Act, or any similar law or statute of the United States or any State thereof, Lessor and Lessee, without notice to or consent by the undersigned, may at any time or times enter into such extensions, amendments, assignments, subleases, or other covenants respecting the Lease as they may deem appropriate; and the undersigned shall not be released thereby, but shall continue to be fully liable for the payment and performance of all liabilities, obligations and duties of Lessee under the Lease as so extended, amended, assigned or otherwise modified.

         It is understood that other agreements similar to this guarantee may, at Lessor's sole option and discretion, be executed by other persons with respect to the Lease. This guarantee shall be cumulative of any such agreements and the liabilities and obligations of the undersigned shall in no event be affected or diminished by reason of such other agreements. Moreover, in the event Lessor obtains another signature of more than one guarantor on this page or by obtaining additional guarantee agreements, or both, the undersigned agrees that Lessor, in Lessor's sole discretion, may (i) bring suit against all guarantors of the Lease jointly and severally or against any one or more of them, (ii) compound or settle with any one or more of the guarantors for such consideration as Lessor may deem proper, and (iii) release one or more of the guarantors from liability. The undersigned further agrees that no such action shall impair the rights of the Lessor to enforce the Lease against any remaining guarantor or guarantors, including the undersigned.

         If the party executing this guarantee is a corporation, then the undersigned officer personally represents and warrants that the Board of Directors of such corporation, in a duly held meting, has determined that this guarantee may reasonably be expected to benefit the corporation.

         The undersigned agrees that if Lessor shall employ an attorney to present, enforce or defend all of Lessor's rights or remedies hereunder, the undersigned shall pay any reasonable attorneys' fees incurred by Lessor in such connection.

         This agreement shall be binding upon the undersigned and the successors, heirs, executors and administrators of the undersigned, and shall inure to the benefit of Lessor and Lessor's heirs, executors, administrators, and assigns.

         EXECUTED, this _________ day of ______________, 19____, to be effective the same day as the effective day of the Lease.


                                            GUARANTOR(S):



                                            ------------------------------------
                                            Name (Printed or Typed)



                                            ------------------------------------
                                            Address (Printed or Typed)



                                            By _________________________________
                                                          Signature



-----------------------------------
WITNESS or ATTEST

                                   ADDENDUM I


         The Addendum I made as of this 12th day of August, 1996 is hereby made a ______________________ ("Lease") between Reliance Insurance Company, hereinafter called ("Landlord") and Meritech Mortgage Services, Inc., hereinafter called ("Lessee"). In the event of inconsistencies or differences between the Lease Agreement and this Addendum I, Addendum I shall prevail and govern.

Section 10:1      Other Provisions

         A. LEASE BUY-OUT CLAUSE. Provided Lessee is not in default of the lease and current with all monies owed to Landlord, Lessee may elect to terminate this Lease on the seventh (7th) anniversary of the rental commencement date by providing no later than the sixth (6th) anniversary of the rental commencement date the following:

                  1.       Written notice of its intent to terminate the Lease;

                  2. Payment of all unamortized costs associated with this Lease, consisting of Tenant Improvements Costs, Commission Costs, Architectural Costs, Free Rent, Signage Costs, Refurbishment Costs, and any Miscellaneous Costs provided by Landlord; such amortization will be on a straight line basis over the term of the Lease.

                  3. Payment of rate differential from step base rental payment schedule from $14.33 per rentable square foot average;

                  4. A payment equal to Nine (9) months of base rental payment based on $14.33 per rentable square foot leased.

         B. REFURBISHED ALLOWANCE. Provided Lessee is not in default and current with all monies owed to Landlord, and provided documented proof, including lien waivers, of carpet, paint, and remodel work has been completed within Tenant's Premises, Landlord shall pay, within thirty (30) days of completion of such work, up to but not to exceed Three Dollars ($3.00) per rentable square foot leased, payable after the Fifth (5th) year of Lease term.

         C. EXISTING LEASE CONTRIBUTION. Landlord and Lessee have agreed to abate the Basic Rent due for the Second (2nd), Third (3rd) and one-half of the Fourth (4th) months rent as payment for Lessee existing Lease contribution, but this shall not include any items of Additional Rent or Utilities as defined in the lease sections 4.2 and 4.3. Lessee hereby acknowledges that Lessee's right to such abatement is conditioned on Lessee's full performance of all conditions and covenants set forth in this Lease during the term of this Lease. In the event Lessee commits or allows a default (as that term is defined in Section 8.1 of such Lease Agreement) during the term of this Lease and does not timely cure such default as provided herein, Lessee will immediately become liable to the Lessor for the full amount of such abated Basic Rent, which shall be payable on demand.

         D. RIGHT OF FIRST REFUSAL. Landlord hereby grants to Lessee a Right of First Refusal on the Suite 300, approximately 19,780 rentable square feet in its entirety, provided Lessee has no less than four (4) years left on the primary term or the exercised renewal term.

                  Landlord will notify Lessee of any bona fide offer(s) which is/are being made to or by a third party(s) to lease all or any part of the Third (3rd) Floor. Such bona fide offer(s) need not take the form of a final executed lease, but must at least _____ the important and pertinent terms and conditions of the proposed transaction, including economic terms and conditions. From the date of the notice, Lessee will have five
                  (5) business days to exercise the Right of First Refusal under the same terms and conditions that Landlord has offered to such third party. Economic terms and conditions shall be defined as gross term rent, total dollar contributions from Landlord to the third party for tenant improvements, operating expense allocation, free rental or other payment abatement, discount of allowance, and any other financial benefit or inducement.

                  If Lessee fails to accept Landlord's offer as herein described, Landlord may proceed with leasing such space to any tenant without further offer to Lessee, unless the aggregate economic terms and conditions which Landlord later agrees to with such other tenant vary by ten percent (10%) or greater. If such proposed tenant's favor from the economic terms and conditions offered to Lessee, in which event Landlord shall resubmit its offer to Lessee to lease such space upon the same improved terms and conditions as agreed to with such other tenant. In the case of such re-submittals to Lessee, Lessee shall have five (5) business days to notify Landlord of its exercise of Right of First Refusal as provided herein.

                  Time is of the essence.

         E. PARKING. Lessee shall have the right to lease up to six (6) reserved covered parking spaces at a charge of $25.00 plus tax per space, per month. Additional parking shall be provided on levels 4 and 5 of parking garage on an unreserved basis. Landlord reserves the right to escalate parking fees to the current market rates of other submarket comparable garages (i.e., Ridglea Bank Building, Summit Office Park, University Centre).

         F. SIGNAGE. Provided Lessee is not in default and is continually occupying the Leased Premises in their entirety, and with Lessor's prior written approval, Lessor shall allow Lessee to install and maintain signage in one (1) position on the monument. Installation and maintenance of such signage shall be coordinated through Lessor's agent.

         G. RENEWAL OPTION. Lessee and only this Lessee, no subtenant or assigns, shall have the option to extend the term of this Lease for one (1) five (5) year period upon all of the same terms and conditions as are applicable to the initial term of the Lease except for the grant of this Option and the Basic Rent. Option may be validly exercised only by a written notice in writing delivered to Landlord not later than nine (9) months prior to the expiration of the primary term of the Lease. In addition, Option may be validly exercised only if Lessee is not then or prior to the commencement of such renewal term, in default under any of the provisions of the Lease. Time is strictly of the essence hereof.

                  If Lessee validly exercises the Option to Renew pursuant to this Exhibit F, Basic Rent for each lease year during the Option Period shall be the product of (a) the Premises Area multiplied by (b) the rent per square foot, at the commencement of the Option Period, being offered to the market for comparable space in One Ridgmar Centre, calculated as of the commencement of the Option Period; provided, however, that in no event shall the Option Period Basic Rent be less than the sum of the Basic Rent in effect immediately prior to the Option Period plus the operating expense escalation payable with respect to the calendar year immediately preceding the Option Period.

         H. TEMPORARY SPACE. Lessor shall make available 1,677 rentable square feet on the First (1st) Floor (see Exhibit "A-2") on a month to month basis, for no longer than twelve (12) months from Lessee's occupancy of Suite 400. The monthly base rental shall be calculated at Eleven Dollars ($11.00) per rentable square foot per year times the above square footage, and paid on a per month plus utility costs basis. Tenant Improvement costs for this space shall be borne by Lessee, and shall not exceed Two Thousand Dollars ($2,000.00), which Lessee may use the allowance for Suite 400 to make ready this space.

         I. SECURITY DEPOSIT. Lessor shall keep Lessee's Security Deposit separate in a general account and pay passbook interest yearly for the term of the Lease.

THIS FIRST AMENDMENT, MADE _________________ DATED AUGUST 15, 1996, BY AND BETWEEN RELIANCE INSURANCE COMPANY ("LESSOR") and MERITECH MORTGAGE SERVICES, INC. ("LESSEE"),

Whereas Lessee hereby desire to expand the space it leases in the Office
Building;

Whereas Lessor and Lessee wish to further amend the Lease;

Now therefore, in consideration of the sum of ten dollars ($10.00), the receipt and sufficiency is hereby acknowledged, the parties hereto agree as follows:

Sec. 1.1.         Leased Premises

FROM:

         1.1. Leased Premises. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor approximately 19,780 square feet of rentable area on the FOURTH (4TH) floor in the building known as ONE RIDGMAR CENTRE (hereinafter called the "Office Building") located at 6500 W. FREEWAY, FORT WORTH, TARRANT COUNTY, TEXAS. The area hereby leased in the Office Building is hereinafter called "Leased Premises" and is shown outlined and hatched on the floor plan drawing designated Exhibit "A" which is attached hereto and made a part hereof and signed or initialed by the parties for identification. Lessor shall have the right at any time and from time to time to change the Office Building name.

TO:

         1.1. Leased Premises. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor approximately 22,369 square feet of rentable area on the FOURTH (4TH) AND FIFTH (5TH) floors in the building known as One Ridgmar Centre (hereinafter called the "Office Building") located at 6500 W. FREEWAY, FORT WORTH, TARRANT COUNTY, TEXAS. The area leased in the Office Building is hereinafter called "Leased Premises" and is shown outlined and hatched on the floor plan drawing designated Exhibit "A." In addition, for a term of three (3) years commencing on November 1,1997, 2,589 square feet on the Fifth (5th) floor, as depicted on Exhibit "A-1" (hereinafter called "Expansion Area") shall be incorporated in the Leased Premises, and all terms and conditions of the Lease shall pertain to the Expansion Area except as herein provided. Lessor shall have the right at any time and from time to time to change the Office Building name.

Sec. 3.1.         Primary Term

ADD:

         The term for the "Expansion Area," Suite 503 as depicted in Exhibit "A-l," shall commence no later than NOVEMBER 1, 1997 and end on OCTOBER 31, 2000.

Sec. 3.2(a).      Possession of Premises

ADD:

         Lessor and Lessee shall mutually agree upon plans and specifications for the Expansion Area as evidenced by a space plan approved by both parties. Lessee shall provide Lessor with its initial Expansion Area construction plans on or before October 1, 1997, and Lessor shall approve such construction plans or raise objections thereto on or before two business (2) days thereafter. Should the Lessor object to such plans, the Lessee shall make modifications to address the objections and redeliver the revised construction plans on or before five (5) days thereafter. Such approval and objection mechanism shall continue within the time frames stated above until such time as the construction plans have been wholly approved by both parties. Any adjustments or revisions by Lessee of the construction plans after they are finally approved will require the approval of Lessor. Lessee shall indemnify, defend, and hold harmless Lessor from and against any loss, damage, cost, expense, or cause of action Lessor may suffer or incur as a result of any error or omission in the plans and specifications referenced above. Lessor's contribution, space planning and construction plans funding shall be $3.00 per rentable square foot (R.S.F.), to be funded to Lessee within thirty (30) days of request by Lessee which request must include a copy of the final Certificate of Occupancy issued by the Building Inspection Division, City of Fort Worth, as built drawings of the completed Expansion Area, and lien wavers from selected contractor for the full amount of the contract. Lessor shall have the right to inspect completed Expansion Area to ascertain that construction is in compliance to building standards and construction documents, and Lessor may withhold payment if construction is not according to the approved plans.

Sec. 4.1 Basic Rent

ADD:

         Lessee agrees to pay monthly as a minimum guaranteed monthly rent during the term of this Lease the sum of SEE SECTION 4.1 - EXPANSION AREA (2,589 R.S.F.) BASE RENTAL SCHEDULE which amount shall be payable to Lessor at the address shown in Section 9.1(B)(b) on the first day of the month. One monthly installment of rent shall be due and payable on the date of execution of this Lease by Lessee for the first month's rent and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the "commencement date" or "completion date" during the demised term; provided, that if the "commencement date" or the "completion date" should be a date other than the first day of a calendar month, the monthly rental set forth above shall be prorated to the end of that calendar month, and all succeeding installments of rent shall be payable on or before the first day of each succeeding calendar month during the demised term.

         EXPANSION AREA (2.589 R.S.F.) -BASE RENTAL SCHEDULE

         Year 1                $15.00 p.r.s.f. = $38,835.00 per year               $3,236.25 per month
         Year 2                $15.00 p.r.s.f. = $38,835.00 per year               $3,236.25 per month
         Year 3                $15.00 p.r.s.f. = $38,835.00 per year               $3,236.25 per month

         Note:  All monthly totals are net of Additional Rent and utilities per the Lease.


Sec. 4:4 Rent Escalation

ADD:

         In regard to the Expansion Area, and in the event the Operating Expenses (as defined in Section 4:4) of the building, garage and or project of which the Expansion Area is a part shall, EXCEED ACTUAL 1997 OPERATING EXPENSES, Lessee agrees to pay as Additional Rent the pro rata share of the excess operating expenses for the Expansion Area.

Sec. 6:7 Parking for Lessee

ADD:

         IN REGARD TO THIS FIRST AMENDMENT AND THE EXPANSION AREA, SUITE 503 CONSISTING OF 2,589 R.S.F.

         For the term of the Expansion Area, Lessor agrees to provide an additional nine (9) spaces on or in the parking garage, in area(s) designated by Lessor which area(s) may be changed from time to time, and of which two (2) spaces will be reserved, building parking rates shall be charged for these spaces at $25.00 plus tax per space per month.

Sec. D            Fifth (5th) Floor - Right of First Refusal Space

ADD:

         IN REGARD TO THIS FIRST AMENDMENT AND THE EXPANSION AREA, SUITE 503 CONSISTING OF 2,589 R.S.F.

         Provided Lessee is not in default, Lessor grants a Right of First Refusal on Suite 505 (1,738 R.S.F.) on the Fifth (5th) floor as it becomes available. Lessee has five (5) business days from receipt of Lessor's notification of space becoming available to notify Lessor of its election to lease such space. In the event Lessee does not exercise said election, this First Right of Refusal shall terminate for the space which has been offered by Lessor. Lessee and Lessor must execute an Amendment within ten (10) business days of Lessee's election to lease said remaining contiguous space. Lease terms for the space shall be set forth in the notification. Should Lessee elect to lease space, but Lessee and Lessor fail to agree on mutually acceptable terms, Lessee shall have deemed to rejected said space.

ADD:

         IN REGARD TO THIS FIRST AMENDMENT AND ONLY THE EXPANSION AREA, SUITE 503 CONSISTING OF 2,589 R.S.F.

         RENEWAL OPTION. Lessee and only this Lessee, no subtenant or assigns, shall have the option to extend the term of this Expansion Area Lease for one (1) three (3) year period upon all of the same terms and conditions as are applicable to the initial term of the Lease except for the grant of this Option and the Basic Rent. Base Rent during renewal period will be the then market rent determined at the beginning of the renewal term. Option may be validly exercised only by a written notice in writing delivered to Landlord not later than nine (9) months prior to the expiration of the primary term of the Lease. In addition, Option may be validly exercised only if Lessee is not then or prior to the commencement of such renewal term, in default under any of the provisions of the Lease. Time is strictly of the essence hereof.

         ALL OTHER TERMS, covenants, and conditions of the Lease remain unchanged and in full force and effect, except as modified by this First Amendment. It is understood and agreed that all terms and expressions when used in this First Amendment, unless a contrary intention is expressed herein, shall have the same meaning as they have in the Lease.

         IN WITNESS HEREOF, Lessor and Lessee have executed this Lease Amendment on this 8th day of September, 1997.

LESSOR:                                         LESSEE:

RELIANCE INSURANCE COMPANY                      MERITECH MORTGAGE SERVICES, INC.

By:  Reliance Development Group, Inc.,
         as Agent



By:    /s/ PETER P. MITHOEFER                   By: /s/ DENNIS STOWE
       --------------------------                  ----------------------------
       Peter P. Mithoefer                           Dennis Stowe
Title: Vice President                           Its: President

                                    EXHIBIT A


                                 LEASED PREMISES


                                19780 RSF approx.





                            [Diagram of Office Space]


                                   Level Four


                      Typical Floor Plan Levels 4 through 7

                                  EXHIBIT "A-1"


                            [Diagram of Office Space]

                              LEASE AMENDMENT FOUR

                                (Space Reduction)


         THIS LEASE AMENDMENT FOUR ("AMENDMENT") is made and entered into as of the 15th day of February, 2000, by and between CMD REALTY INVESTMENT FUND III, L.P., an Illinois limited partnership ("LANDLORD") and MERITECH MORTGAGE SERVICES, INC., a Texas corporation ("TENANT").

         A. Landlord and Tenant are the current parties to that certain lease ("ORIGINAL LEASE") dated August 15, 1996, for premises known as Suite 400 and Suite 517 (the "PREMISES") in the building (the "BUILDING") known as One Ridgmar Centre, located at 6500 West Freeway, Fort Worth, Texas (the "PROPERTY," as may be further described below), which lease has heretofore been amended by Addendum I ("First Amendment") dated August 12, 1996, Amendment # One ("Second Amendment") dated December 1, 1996, and First Amendment ("Third Amendment") dated September 8, 1997 (collectively, and as amended herein, the "LEASE").

         B. Tenant desires to surrender a portion of the Premises to Landlord, and Landlord is willing to accept such surrender on the terms and provisions hereinafter set forth.

         NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the parties do hereby agree as follows:

         1. SPACE REDUCTION; REMAINING PREMISES. Effective on February 29, 2000 (the "REDUCTION DATE"):

                  a. the space known as Suite 517 (formerly known as Suite 503) (the "REDUCTION SPACE"), which shall be deemed to contain 2,589 square feet of rentable area, which was added to the Premises under the "Third Amendment" dated September 8, 1997 as identified above, shall be subtracted from the Premises, and shall be deemed surrendered by Tenant to Landlord, and the Lease shall be deemed terminated with respect thereto, and

                  b. the balance of the Premises shall consist of the space known as Suite 400 (the "REMAINING PREMISES"), which shall be deemed to contain 19, 780 square feet of rentable area, the approximate location of which is shown on EXHIBIT A to the Original Lease.

         2. REDUCTION FEE. As additional consideration for Landlord's agreement to reduce Tenant's obligations by entering into this Amendment, and to reimburse Landlord for any initial unamortized expenses incurred by Landlord in entering into the Lease with respect to the Reduction Space portion of the Premises, Tenant agrees to pay Landlord upon Tenant's execution hereof the amount of $16,000.00 as additional rent.

         3. BASE RENT. Tenant shall continue to pay all rentals and other charges under the Lease until the Reduction Date. Commencing on the Reduction Date, the base monthly rent for the Remaining Premises through the expiration date of November 30, 2006 under the Lease ("EXPIRATION DATE") shall be as set forth in the following schedule:

----------------------------------------------------------------------------------------------------------------------
                          PERIOD                                       REMAINING PREMISES MONTHLY BASE RENT
----------------------------------------------------------------------------------------------------------------------
Reduction Date - November 30, 2000                                                  $22,318.43
----------------------------------------------------------------------------------------------------------------------
December 1, 2000 - November 30, 2001                                                $23,966.77
----------------------------------------------------------------------------------------------------------------------
December 1, 2001 - November 30, 2002                                                $23,900.83
----------------------------------------------------------------------------------------------------------------------
December 1, 2002 - November 30, 2003                                                $25,549.17
----------------------------------------------------------------------------------------------------------------------
December 1, 2003 - November 30, 2006                                                $27,609.58
----------------------------------------------------------------------------------------------------------------------


         4. ADDITIONAL RENT; TENANT'S SHARE. On the Reduction Date, all other rentals or other charges based or computed on the square footage of the Premises, including without limitation, operating or other expenses of the Property shall be adjusted proportionately to reflect the Remaining Premises rentable square footage, such that Tenant's share thereof shall be: eleven and 17/100 percent (11.17%) with respect to the Remaining Premises.

         5. PRORATIONS. If the Reduction Date occurs other than on the beginning of the applicable payment period under the Lease, Tenant's obligations for base rentals, operating expenses and other such charges shall be prorated on a per diem basis. If any charges respecting the Reduction Space have not been determined by the Reduction Date, Tenant shall pay upon request Landlord's reasonable estimate of such charges, subject to adjustment after the actual charges have been determined (and Tenant shall remain liable for all rentals and other charges accruing with respect to the Reduction Space prior to the Reduction Date).

         6. PARKING, SIGNS, AND OTHER MATTERS. On the Reduction Date: (a) any rights to parking spaces, directory board listings, or other items provided under the Lease on a quantity basis shall, at Landlord's option, be reduced pro rata based on the reduction in square footage hereunder (and any remaining parking spaces available to Tenant shall, at Landlord's option, be unreserved and/or uncovered), and (b) any other exterior or interior sign rights provided under the Lease shall be deleted (except any existing rights of Tenant under the Lease to have elevator lobby signs on floors during any periods when Tenant is leasing and occupying all rentable square footage thereon). Tenant shall promptly pay Landlord's reasonable charges for removing such directory board listings and signs, as additional rent.

         7. OTHER TERMS; CERTAIN PROVISIONS DELETED. Tenant shall fully comply with all obligations under the Lease respecting the Reduction Space accruing through the Reduction Date, including those provisions relating to the condition of the Reduction Space, and removal of Tenant's personal property therefrom, upon termination or expiration of the Lease. On and after the Reduction Date, all terms and conditions then or thereafter in effect under the Lease, as amended herein, shall apply to the Remaining Premises, including, without limitation, any so- called "base years" for computing Tenant's obligations for real estate taxes, operating or other expenses of the Property, except as provided to the contrary herein. Notwithstanding the foregoing to the contrary, this Amendment is intended to supersede any rights of Tenant under the Lease to expand, reduce or relocate the Premises, or extend or renew the term of the Lease, or terminate the Lease early, and all such provisions are hereby deleted.

         8. REPRESENTATIONS. Tenant represents and warrants that it has not made any assignment, sublease, transfer, conveyance of the Lease or any interest therein with respect to the Reduction Space. Tenant acknowledges that Landlord will be relying on this Amendment in entering leases for the Reduction Space with other parties.

         9. CONFIDENTIALITY. Tenant shall keep the content and all copies of this document and the Lease, all related documents or amendments now or hereafter entered, and all proposals, materials, information and matters relating thereto strictly confidential, except to the extent reasonably required for proper business purposes by Tenant's employees, attorneys, insurers, auditors, lenders, and permitted successors and assigns, and except as may be required by Law or court proceedings.

         10. REAL ESTATE BROKERS. Tenant represents and warrants that Tenant has not dealt with any broker, agent or finder in connection with this Amendment, and agrees to indemnify and hold Landlord, and it employees, agents and affiliates harmless from all damages, judgments, liabilities and expenses (including reasonable attorneys' fees) arising from any claims or demands of any broker, agent or finder with whom Tenant has dealt for any commission or fee alleged to be due in connection with this Amendment.

         11. LIMITATION OF LANDLORD'S LIABILITY. Tenant agrees to look solely to Landlord's interest in the Property for the enforcement of any judgment, award, order or other remedy under or in connection with the Lease or any related agreement, instrument or document or for any other matter whatsoever relating thereto or to the Property or Premises. Under no circumstances shall any present or future, direct or indirect, principals or investors, general or limited partners, officers, directors, shareholders, trustees, beneficiaries, participants, advisors, managers, employees, agents or affiliates of Landlord, or of any of the other foregoing parties, or any of their heirs, successors or assigns have any liability for any of the foregoing matters. If Landlord shall convey or transfer the Property or any portion thereof in which the Premises are contained to another party, such party shall thereupon be and become landlord hereunder, shall be deemed to have fully assumed all of Landlord's obligations under this Lease accruing during such party's ownership, including the return of any security deposit, and Landlord shall be free of all such obligations accruing from and after the date of conveyance or transfer.

         12. OFFER. The submission and negotiation of this Amendment shall not be deemed an offer to enter the same by Landlord, but the solicitation of such an offer by Tenant. Tenant agrees that its execution of this Amendment constitutes a firm offer to enter the same which may not be withdrawn for a period of forty-five (45) days after delivery to Landlord. During such period, Landlord may proceed in reliance thereon, but such acts shall not be deemed an acceptance of Tenant's offer to enter this Amendment, and such acceptance shall be evidenced only by Landlord signing and delivering this Amendment to Tenant.

         13. WHOLE AMENDMENT; FULL FORCE AND EFFECT; CONFLICTS. This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. As an inducement for Landlord to enter into this Amendment, Tenant hereby represents that Landlord is not in violation of the Lease, and that Landlord has fully performed all of its obligations under the Lease as of the date on which Tenant signs this Amendment. In case of any inconsistency between the provisions of the Lease and this Amendment, the latter provisions shall govern and control.

         14. INTERPRETATION; DEFINED AND UNDEFINED TERMS. This Amendment has been prepared from a generic form intended for use with a variety of underlying lease forms containing a variety of defined and undefined terms. This Amendment shall be interpreted in a reasonable manner in conjunction with the Lease. Unless expressly provided to the contrary herein: (a) any terms defined herein shall have the meanings ascribed herein when used as capitalized terms in other provisions hereof, (b) capitalized terms not otherwise defined herein shall have the meanings, if any, ascribed thereto in the Lease, and (c) non-capitalized undefined terms herein shall be interpreted broadly and reasonably to refer to terms contained in the Lease which have a similar meaning, and as such terms may be further defined therein. Notwithstanding the foregoing, the parties agree that terms such as "rentable area" and "rentable square feet" herein do not refer to similar such terms in the Lease, and include the so-called usable area, without deduction for columns or projections, multiplied by one or more load or conversion factors, to reflect a share of certain areas, which may include ground floor and elevator lobbies, corridors, mechanical, utility, janitorial, boiler and service rooms and closets, restrooms, and other common, public and service areas, as determined by Landlord in accordance with existing building records or other sound management practices.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

             LANDLORD:  CMD REALTY INVESTMENT FUND III, L.P. [SEAL]
                        an Illinois limited partnership
                        By: CMD/Fund III GP Investments, L.P.,
                            an Illinois limited partnership, its general partner
                            By: CMD REIM III, Inc., an Illinois corporation,
                                it's general partner



                                By: /s/ ROBERT C. GIBBONS
                                   ---------------------------------------------
                                   Robert C. Gibbons, Vice President



             TENANT:  MERITECH MORTGAGE SERVICES, INC. [SEAL]
                      A Texas corporation



                      By: /s/ DENNIS STOWE
                         --------------------------------------------------
                         Name: DENNIS STOWE
                              ---------------------------------------------
                         Its:  PRESIDENT
                              ---------------------------------------------

                                   CERTIFICATE

         I, Debra Watson, as Secretary of the aforesaid Tenant, hereby certify that the individual(s) executing the foregoing Lease on behalf of Tenant was/were duly authorized to act in his/their capacities as set forth above, and his/their action(s) are the action of Tenant.




(Corporate Seal)                             /s/ DEBRA L. WATSON
                                  ----------------------------------------------

                               SUBLEASE AGREEMENT


STATE OF TEXAS        )
                      )               KNOWN TO ALL MEN BY THESE PRESENTS
COUNTY OF TARRANT     )



         THIS SUBLEASE (the "Sublease") is entered into effective as of the ____ day of January, 2000, by and between Meritech Mortgage Services, Inc. ("Sublessor"), and DynCorp Technical Services, Inc. ("Sublessee").

         WHEREAS, Reliance Insurance Company ("Landlord") and Sublessor entered into that certain Office Lease Agreement (the "Primary Lease") which is attached hereto and made a part hereof for all purposes as EXHIBIT A, dated August 15, 1996, with respect to certain space (the "Leased Premises") located at 6500 West Freeway in a building commonly known as One Ridgmar Centre (the "Building"), situated on certain real property in the City of Forth Worth, Tarrant County, Texas, as more particularly described therein.

         WHEREAS, Sublessee desires to sublease certain space (the "Subleased Premises") being the Leased Premises located on the fourth (4th) floor of the Building, being suite 400, such Subleased Premises being shown as cross hatched on Exhibit A, to the Primary Lease and made a part hereof by reference for all purposes.

         NOW THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) paid by each party hereto to the other, the mutual agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. LEASE GRANT. Sublessor hereby subleases to Sublessee and Sublessee hereby agrees to sublease from Sublessor the Subleased Premises. The parties hereto acknowledge that the Subleased Premises contain a total of 19,780 square feet of Rentable Area (as such term is defined in the Primary Lease).

         2. TERM. The term of this Sublease shall commence on the earlier of occupancy by Sublessee for the conduct of business, or March 1, 2000 ("Commencement Date") and shall terminate on the earlier of (i) November 30, 2006, or (ii) any termination of Sublessor's right to possession of the Subleased Premises under the Lease, whether due to a default by Sublessor or otherwise (such date being referred to herein as the "Termination Date") provided, however, Sublessee shall have the right to enter the Subleased Premises upon full execution of this Sublease Agreement for the purpose of installing tenant improvements therein.

         3. RENT. During the term of this Sublease, Sublessee shall pay to Sublessor as rent for the Subleased Premises aggregate rental equal to One Million Eight Hundred Sixty-One Thousand Seven Hundred Ninety-Two and 50/100 Dollars ($1,861,792.50) in monthly amounts during the time periods indicated below.

         A. BASIC RENT. Sublessee shall pay to Sublessor as basic rent, without deduction, set off, notice or demand, at 4708 Mercantile Drive N, Forth Worth, Texas 76137, or at such place as Sublessor shall designate from time to time by notice to Sublessee, in advance on the first day of each month of the Term as follows:

                                                  ANNUAL                  ANNUAL              MONTHLY
              PERIOD                             RATE RSF                BASE RENT           BASE RENT
              ------                             --------                ---------           ---------
March 1, 2000 - February 28, 2001                 $11.00                $217,580.00          $18,131.67
March 1, 2001 - February 28, 2002                 $12.00                $237,360.00          $19,780.00
March 1, 2002 - February 28, 2003                 $13.00                $257,140.00          $21,428.33
March 1, 2003 - November 30, 2006                 $15.50                $306,590.00          $25,549.17

Sublessor shall pay such rentals each month beginning the first (1st) day of March 2000 and on the first (1st) day of each succeeding calendar month until and including the calendar month in which the Terminate Date occurs. If the date on which this Sublease commences or terminates occurs on a date other than the first day of a calendar month, the rental for such calendar month shall be prorated.

                  B. ADDITIONAL RENT. In addition to the foregoing obligation to pay basic rent, Sublessee shall pay to Sublessor its proportionate share of the operating expenses, including but not limited to taxes, insurance and maintenance for the Subleased Premises above 2000 Base Year actual expenses. Such amount shall be based upon the terms and provisions of Section 4.4 - A Rent Escalation of the Primary Lease, which proportionate share equals the ratio of the total rentable square feet in the Subleased Premises to the total rentable square feet in the Building.

                  C. UTILITIES. In addition to Basic Rent and Additional Rent Sublessee shall pay its proportionate share of utilities for the Subleased Premises based upon the terms and provisions of Section 4.3 - Utilities of the Primary Lease.

         4. USE. The Subleased Premises shall be used by Sublessee for office space and for uses normally incident to that purpose and for no other purpose.

         5. SUBSTITUTION. The Sublessee shall comply with all of the provisions of the Primary Lease that are to be performed by the Sublessor as tenant thereunder during the term of this Sublease, except as such provisions as incorporated herein are expressly modified by the terms and provision of this Sublease. The provisions of the Primary Lease, to the extent that they do not conflict with specific provisions contained in this Sublease, are fully incorporated into this Sublease, and the term "Landlord" in the Lease shall mean "Sublessor" and the term "Tenant" under the Lease shall mean "Sublessee" for the purpose of incorporation into this Sublease (specifically including, but not limited to, any and all provisions in the Lease regarding events of default by the Tenant and remedies by the Landlord). The Sublessee agrees to be bound to the Sublessor by all of the terms of the Lease and to assume and perform all of the covenants, obligations and responsibilities of the Tenant under the Primary Lease, and to indemnify and hold Sublessor harmless from any claim or liability under the Lease except for payment of rental by Sublessor to the Landlord as provided in the Lease. The relationship between the Sublessee and Sublessor under the Sublease shall be the same as that between the Sublessor and the Landlord under the Primary Lease.

         6. INDEMNITY. Notwithstanding any provision of the Primary Lease to the contrary, neither the Landlord nor the Sublessor shall be liable to Sublessee, or any of its agents, employees, servants, or invitees, for any damage to person or property due to the condition, design, or any defect in the Building or its mechanical system that may exist or subsequently occur. Sublessee, with respect to itself and its agents, employees, servants, and invitees, expressly assumes all risks and damage to persons and property, either proximate or remote, by reason of the present or future condition of the Subleased Premises or the Building. Sublessee agrees that it will indemnify and hold Sublessor and Landlord harmless from all suits, claims, and actions of every kind by reasons of any breach, violation, or nonperformance of any term or condition on the part of the Sublessee under this Sublease. Additionally, Sublessee agrees to indemnify and hold Sublessor and Landlord harmless from all claims, actions, damages, liabilities, and expenses asserted against the Sublessor and/or Landlord on account of injuries to persons or damage to property to the extent that any such damage or injury may be caused, either proximately or remotely, by any act or omission, whether negligent or not, of Sublessee or any of its agents, servants, employees, contractors, patrons, or invitees or of any other person entering upon the Subleased Premises under or with the express or implied invitation of Sublessee, or if any such injury or damage may in any other way arise from or out of the occupancy or use by Sublessee, its agents, employees, and invitees of the Subleased Premises. This paragraph is for the benefit of the Sublessor and Landlord of the Subleased Premises only, and no right of action shall accrue under this paragraph to any third party by way of subrogation or otherwise.

         7.       OTHER PERTINENT PROVISIONS.

                  A. SECURITY DEPOSIT. A Security Deposit in the amount of $18,131.67 shall be delivered to the Sublessor upon the execution of this Lease by Sublessee and shall be held by Sublessor without liability for interest (unless required by Law) as security for the performance of Sublessee's obligations. The Security Deposit is not an advance payment of Rent or a measure of Sublessee's liability for damages. Sublessor may, from time to time, without prejudice to any other remedy, use all or a portion of the Security Deposit to satisfy past due Rent or to cure any uncured default by Sublessee. If Sublessor uses the Security Deposit, Sublessee shall on demand restore the Security deposit to its original amount. Sublessor shall return any unapplied portion of the Security Deposit to Sublessee within 45 days after the later to occur of (1) the determination of Sublessee's Pro Rata Share of any Tax Excess and Expense Excess for the first year of the Term; (2) the date Sublessee surrenders possession of the Premises to Sublessor in accordance with this Lease; or (3) the Terminate Date. If Sublessor transfers its interest in the Premises, Sublessor may assign the Security Deposit to the transferee and, following the assignment, Sublessor shall have no further liability for the return of the Security Deposit. Sublessor shall not be required to keep the Security Deposit separate from its other accounts.

                  B. REFURBISHMENT ALLOWANCE. Sublessor agrees to provide a Refurbishment Allowance to Sublessee as described in Addendum I,
Section 10.1(B) of the Primary Lease. Sublessor shall reimburse Sublessee up to $59,340.00 within thirty (30) days of receipt of documented proof as outlined in Section 10.1(B).

                  C. LEASE BUY-OUT CLAUSE. Provided Sublessee is not in monetary default to Sublessor beyond any reasonable cure period, Sublessor agrees not to invoke its Lease Buy-Out Clause as outlined in Addendum I, Section 10.1(A) of the Primary Lease.

         8.       MISCELLANEOUS.

                  A. No assignment or subletting of the Subleased Premises or any part thereof shall be made by Sublessee without Sublessor's prior written consent, which may be withheld for any or no reason.

                  B. This Sublease shall be construed under and in accordance with the laws of the State of Texas, and all obligations of the parties created hereunder are performable in Tarrant County, Texas.

                  C. This Sublease shall be binding on and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, and assigns except as otherwise provided in this agreement.

                  D. This Sublease constitutes the sole agreement of the parties and supersedes any prior understandings or written or oral agreements between the parties respecting this subject matter. This Sublease may be executed in any number of multiple counterparts, all of which, when taken together, shall constitute one and the same agreement.

                  E. The addresses of the parties hereto in connection with any notice permitted or required in connection herewith and for the payment of rent by Sublessee to Sublessor are as follows.

                  F. Sublessee hereby represents to Sublessor that Sublessee has dealt with no broker other than the Richard D. Minker Co. in connection with this Sublease. Sublessee agrees to indemnify and hold Sublessor harmless from all claims of any brokers other than the Richard D. Minker Co. claiming to have represented Sublessee in connection with this Sublease. Sublessor agrees to pay the Richard D. Minker Co. a real estate commission for this sublease transaction according to the terms of a separate agreement between Sublessor and the Richard
D. Minker Co.

SUBLESSEE:                                      SUBLESSOR:

DYNCORP TECHNICAL SERVICES, INC.                MERITECH MORTGAGE SERVICES, INC.
6500 West Freeway, Suite 600
Forth Worth, Texas  76116


Except for the foregoing addresses, any notice required or permitted to be delivered hereunder shall be governed by the notice provisions contained in
Section 9.1 - Notices of the Primary Lease.

EXECUTED effective as of the ______ day of January, 2000.

SUBLESSOR:                                      SUBLESSEE:

MERITECH MORTGAGE SERVICES, INC.                DYNCORP TECHNICAL SERVICES, INC.



--------------------------------------          --------------------------------
By:                                             By:
Title:                                          Title:

                               CONSENT TO SUBLEASE


         THIS CONSENT TO SUBLEASE ("Consent Agreement") is made the _____ day of January, 2000, by and between Meritech Mortgage Services, Inc., a Texas corporation ("Tenant"), Dyncorp Technical Services, Inc., a
______________________ ("Subtenant"), and CMD Realty Investment Fund __, L.P., an Illinois limited partnership ("Landlord").

         A. Landlord and Tenant are the current parties to that certain lease dated August 15, 1996, for premises currently known as Suite 400 (the "Premises") in the building (the "Building") known as One Ridgmar Centre located at 6500 W. Freeway, Fort Worth, Texas 76116 (the "Property"), as such lease may have been heretofore been amended, extended, subleased or assigned (collectively, the "Lease").

         B. Tenant and Subtenant desire to enter into a sublease for all or a portion of the Premises ("Sublease Premises") on the terms and conditions of a Sublease dated January 2000 ("Sublease"), signed by Tenant and Subtenant, a copy of which is attached to this Consent Agreement as Exhibit A, and Landlord is willing to approve the same, all on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

         1. LANDLORD'S CONSENT. Landlord hereby consents to the subleasing of the Sublease Premises to Subtenant, subject to and upon the terms and conditions set forth herein, and subject to execution and delivery of this Consent Agreement by all parties hereto.

         2.       GENERAL PROVISIONS

                  (a) By execution hereof, Tenant ratifies the Lease, Subtenant acknowledges that it has received a complete and correct copy of the Lease and is familiar with the terms, provisions, rules and regulations of the Lease, and Subtenant agrees not to do or omit to do anything which would cause Tenant to be in breach of the Lease. Any such act or omission shall also constitute a breach of this Consent Agreement entitling Landlord to recover any damage, loss, cost, or expense which it thereby suffers, from Subtenant, whether or not Landlord proceeds against Tenant. Landlord's consent herein shall not be deemed consent to any other subleases or transfers under the Lease. No assignment, encumbrance or other transfer of the Sublease, nor any sub-sublease, shall be made, and any attempt to do so shall at Landlord's option be null and void. This Consent Agreement shall not release Tenant from any existing or future duty, obligation or liability to Landlord pursuant to the Lease, nor shall the Sublease or this Consent Agreement change, modify or amend the Lease in any manner.

                  (b) The Sublease is subject and subordinate at all times to this Consent Agreement and to the Lease and all of its terms, covenants and conditions. Nothing contained herein shall be construed as a consent to, approval of, or ratification by Landlord of any of the particular provisions of the Sublease or as a representation or warranty by Landlord in respect thereof. Landlord is not passing on the terms, covenants and conditions of the Sublease and is not assuming any obligations under the Sublease. Without limiting the generality of the foregoing, and notwithstanding anything to the contrary contained in the Sublease: (i) nothing in the Sublease shall expand the liability or obligations of Landlord, whether to Tenant, Subtenant or any other party, and Landlord hereby withholds consent to anything in the Sublease that does expand the liability or obligations of Landlord, (ii) Subtenant shall have no rights to expand or relocate the Sublease Premises beyond the Premises, or extend or renew the term of the Sublease beyond the term of the Lease, regardless of whether Tenant may have such rights under the Lease, and Subtenant shall have no right to exercise Tenant's rights thereunder, and (iii) any special rights under the Lease which by their terms are personal or non-assignable (including, but not limited to, any extension, expansion, relocation, early termination, signage, or that by their terms are personal or non-assignable), are not being assigned by the Sublease notwithstanding anything to the contrary contained therein), and to the extent that such rights by their terms no longer apply after a sublease, then such rights shall be of no further force or effect. Neither the Lease, nor the Sublease shall be deemed to grant Subtenant any rights whatsoever against Landlord; provided, Landlord may in its sole discretion provide services directly to Subtenant under the terms of the Lease at Subtenant's request, and Subtenant shall be directly liable for Landlord's charges therefor. Subtenant hereby acknowledges and agrees that its sole remedy for any alleged or actual breach of its rights in connection with the Sublease Premises (as defined in the Sublease) shall be solely against Tenant (except in the case of attornment as described above).

                  (c) Subtenant's indemnity obligations under the Sublease arising by the incorporation of the Lease terms therein shall extend to Landlord and its employees, agents and affiliates and other beneficiaries under the Lease. If the Lease requires the payment of percentage rent, based on a percentage of gross sales or other revenue in or from the Premises. Subtenant shall comply with all provisions of the Lease respecting the same, including without limitation, all requirements concerning the keeping of books, records, and other items, and reporting of gross sales to Landlord. In such case, Subtenants sales shall be included in Tenant's gross sales for purposes of computing Tenant's percentage rent obligations under the Lease. In the event of any litigation between the parties hereto with respect to the subject matter hereof, the unsuccessful party agrees to pay to the successful party all costs, expenses and reasonable attorneys' fees incurred therein by the successful party, which shall be included as a part of a judgment rendered therein. The failure or delay of Landlord in seeking to enforce any provisions of the Lease or the Sublease shall not be deemed a waiver of rights or remedies that Landlord may have, or a waiver of any subsequent breach of the terms and provisions therein or herein contained.

         3.       TERMINATION OF LEASE ATTORNMENT, DIRECT PAYMENT TO LANDLORD

                  (a) Any Lease Termination (as hereinafter defined) prior to the termination of the Sublease, shall at Landlord's option either (a) terminate the Sublease or (ii) operate as an assignment of the Sublease to Landlord on the terms described herein. Landlord's option herein may be exercised by written notice to Subtenant within ninety (90) days after Landlord receives written notice of such Lease Termination (or at Landlord's option such earlier date after Landlord otherwise becomes aware of such Lease Termination, or becomes aware of any circumstances that could result in such Lease Termination if Landlord desires to send a notice to become effective when such Lease Termination occurs). Upon Landlord's exercise of its right to require an assignment hereunder, Subtenant shall be deemed to have attorned to Landlord and to have recognized Landlord as Subtenant's landlord under the Sublease upon the terms and conditions and at the subrent rate specified in the Sublease, and for the then remaining term of the Sublease, except that Landlord shall not be bound by any provision of the Sublease which in any way increases Landlord's duties, obligations or liabilities to Subtenant beyond those owed to Tenant under the Lease Subtenant agrees to execute and deliver at any time and from time to time, upon the request of Landlord, any instruments which may be necessary or appropriate to evidence such attornment. "Lease Termination" means any event, which by voluntary or involuntary act or by operation of law, causes the Lease to be terminated, cancelled, rejected in bankruptcy, insolvency, reorganization or other such proceedings, foreclosed against, or otherwise come to an end, including but not limited to: (i) a default by Tenant under the Lease of any of the terms or provisions thereof;
(ii) foreclosure proceedings brought by the holder of any mortgage or trust deed to which the Lease is subject, or (iii) the termination of tenant's leasehold estate by dispossession proceedings or otherwise.

                  (b) Notwithstanding the foregoing, under no circumstances shall Landlord: (i) be liable to Subtenant for any act, omission or breach of the Sublease by Tenant, (ii) be subject to any offsets or defenses which Subtenant might have against Tenant, (iii) be liable for any improvements, allowances, rent abatement periods free or reduced rate parking or other concessions that Tenant has granted or agreed to give, or bound by any subrentals which Subtenant might have paid in advance to Tenant or (iv) be bound to honor any rights of Subtenant in any security deposit made with Tenant except to the extent Tenant has turned over such security deposit to Landlord. Tenant hereby agrees that in the event of Lease Termination, Tenant shall immediately pay or transfer to Landlord any security deposits, subrent or other sums then held by Tenant. In addition, in the event of attornment hereunder, no partner, trustee, director, officer, employee, beneficiary, shareholder or agent of Landlord or its agent shall be personally liable under or in connection with the Lease or the Sublease, and Subtenant and its successors and assigns shall look solely to Landlord's interest in the Building for the satisfaction of any claim or judgment requiring the payment of money by Landlord. The limitation of liability provided in this paragraph is in addition to, and not in limitation of, any limitation on liability applicable to Landlord provided by law or any other agreement or instrument.

                  (c) In addition to Landlord's rights set forth above, Landlord may elect from time to time, whether or not Tenant has violated the Lease, to receive directly from Subtenant all sums due or payable to Tenant by Subtenant pursuant to the Sublease, and upon receipt of Landlord's notice. Subtenant shall thereafter pay Landlord any sums becoming due or payable under the Sublease, and Tenant shall receive from Landlord a corresponding credit for such sums received by Landlord against any and all payments then due or thereafter becoming due from Tenant. Neither the service of such written notice nor the receipt of such direct payments shall cause Landlord to assume any of Tenant's duties, obligations and/or liabilities under the Sublease, nor shall such event impose such Landlord the duty or obligation to honor the Sublease, nor subsequently to accept Subtenant's attornment pursuant to the other provisions hereof. Tenant agrees to hold any and all payments from Subtenant as a trust fund to be applied first to the satisfaction of all of Tenant's obligations under the Lease and hereunder, before using any part thereof for any other purpose.

         4. NOTICES. Any notice given by any party to another party hereto respecting this Consent Agreement, the Sublease, the Premises, the Sublease Premises or the Building or any matter relating thereto shall be delivered personally, by recognized courier, or by certified or registered mail, return receipt requested, postage prepaid, to such other party at the address given below or such other address as such other party may from time to time designate in writing to the other parties in accordance with these provisions. The addresses set forth below shall supersede any addresses for notices set forth in the Lease. If no address is given below, then the address for that party shall be the address set forth in the Lease, or in the absence thereof, shall be the address of the Premises. Any such notice shall be deemed given two (2) days after sent or immediately upon personal delivery.

LANDLORD:         c/o CMD Realty Investors, Inc., Suite _____, ________________, ________________,
                  Attn:  Regional Manager; with copies c/o CMD Realty Investors, Inc., 227 West
                  Monroe Street, Suite 3900, Chicago, Illinois 60606, Attn: General Counsel and Attn:
                  National Leasing Manager.

TENANT:           Meritech Mortgage Services, Inc.
                  4708 Mercantile Drive N.
                  Fort Worth, Texas 76134

SUBTENANT:        DynCorp Technical Services, Inc.
                  6500 W. Freeway
                  Suite 600
                  Fort Worth, Texas 76116

         5. REAL ESTATE BROKERS. Tenant and Subtenant jointly and severally agree to defend, indemnify and hold Landlord harmless from all damages, judgments, liabilities and expenses (including reasonable attorneys' fees) arising from any claims or demands of any broker, agent or finder for any commission or fee alleged to be due in connection with the Sublease or this Consent Agreement.

         6. MISCELLANEOUS. This Consent Agreement: shall be binding upon and inure to the benefit of the parties' respective successors and assigns, subject at all times, to all agreements and restrictions contained in the Lease, and herein, with respect to subleasing, assignment, or other transfer. The agreements contained herein constitute the entire understanding between the parties with respect to the subject matter hereof, and supersede all prior agreements, written or oral, inconsistent herewith. No provision of the Sublease or this Consent Agreement may be amended except in writing signed by all parties hereto or their successors (except that in the case of Lease Termination, no agreement or signature by Tenant shall be required). In the event of any inconsistency between the terms of the Sublease and this Consent Agreement, this Consent Agreement shall govern and control.

         7. REVIEW FEE AND TRANSFER PREMIUMS. In order to help reimburse Landlord's legal and administrative expenses in reviewing the Sublease, Tenant shall pay Landlord with Tenant's submission of the Sublease and this Consent Agreement for Landlord's review the amount of $500.00 or such other amount as may be required under the Lease (the "Review Fee").

Landlord's acceptance of such Review Fee shall impose no duty or obligation upon Landlord to consent to the transaction contemplated herein nor to execute this Consent Agreement. Tenant shall also promptly pay Landlord any share of subleasing or transfer premiums or profits, or other items, required under the Lease in connection with sublease approvals.

         8. NOT BINDING UNTIL FULLY SIGNED AND DELIVERED. Unless and until all parties hereto have executed and delivered this Consent Agreement, this Consent Agreement and Landlord's consent herein shall be of no force or effect, notwithstanding that Landlord and Tenant may have permitted temporary occupancy by Subtenant or other matters in connection herewith.

         IN WITNESS WHEREOF the following parties have executed this Consent Agreement as of the date first written above.

                    TENANT:       ___________________________________[SEAL]
                                  a(n) TEXAS CORPORATION


                                  By:_____________________________________
                                  Name:    DENNIS STOWE
                                  Its:     PRESIDENT

                    SUBTENANT:    ___________________________________[SEAL]
                                  a(n)______________________________________


                                  By:______________________________________
                                  Name:____________________________________
                                  Its:_____________________________________
                    LANDLORD:     CMD REALTY INVESTMENT FUND __, L.P [SEAL]
                                  an Illinois limited partnership
                                  By:  CMD/Fund __ GP Investments, L.P.
                                       an Illinois limited partnership,
                                       its general partner
                                  By:  CMD REIM __, Inc., an Illinois
                                       corporation its general partner


                                       By:__________________________________
                                       Name:________________________________
                                       Its:_________________________________

                                    EXHIBIT A

                            (ATTACH COPY OF SUBLEASE)

                              LEASE AMENDMENT # ONE

         Whereas, a Lease ("Lease") has been entered into on the 15th day of August, 1996, by and between Reliance Insurance Company ("Landlord") and Meritech Mortgage Services, Inc., ("Tenant") for the leased premises located at 6500 West Freeway, Suite 400, Fort Worth, Texas, in the One Ridgmar Centre Office Building.

         Now, therefore, for and in consideration of ten and no/100 dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all parties hereto, Landlord and Tenant wish to amend and define certain terms and conditions contained within the Lease, both parties hereto mutually agree to the following:

         1        The commencement date of the Lease is December 1, 1996.

         2. The commencement date for the payment of Minimum Guaranteed Rent, as defined, within Article IV, Section 4.1 of the Lease, is December 1, 1996.

         3. The commencement date for the payment of other additional charges as defined in the Lease including but not limited to Tenant's pro rata share of common area maintenance, property taxes, property insurance, water and trash, is December 1, 1996.

         4.       The expiration date of the Lease is November 30, 2006.

         Except as stated herein, all other terms and conditions of the aforementioned Lease shall remain unchanged and in full force and in effect.

Agreed and Accepted this 15th day of December, 1996

By:      Landlord
         Reliance Development Group, Inc., as agent

             /s/ PETER MITHOEFER
         ---------------------------------------------
         By:  PETER MITHOEFER
              ----------------------------------------
         Its: VICE PRESIDENT
              ----------------------------------------

By:      Tenant

             /s/ DENNIS STOWE
         ---------------------------------------------
         By:  DENNIS STOWE
              ----------------------------------------
         Its: PRESIDENT
              ----------------------------------------

                                 ATTACHMENT "A"


         Landlord is in the process of placing tenant's name on the monument sign located in front of One Ridgmar Centre.

         "Meritech Mortgage Services" will be placed in the second position of the sign. Cost of the sign work will be covered by tenant's Tenant Improvement Allowance of which $2,000 has been retained by the Landlord.

         The estimated completion date is September 30, 1997.